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                            SCHEDULE 14A INFORMATION


                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Check the appropriate box:
 [ ]  Preliminary Proxy Statement
 [X]  Definitive Proxy Statement
 [ ]  Definitive Additional Materials
 [ ]  Soliciting Material Under Rule 14a-12


                       CONDOR TECHNOLOGY SOLUTIONS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):
 [X] No fee required.
 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:


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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11:


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(4) Proposed maximum aggregate value of transaction:


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(5) Total fee paid:


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 [ ] Fee paid previously with preliminary materials:


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[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule, or Registration Statement No.:


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(3) Filing Party:


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(4) Date Filed:


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



                               [GRAPHIC OMITTED]



CONDOR TECHNOLOGY SOLUTIONS, INC.           The Warehouse Camden Yards
                                            351  West  Camden  Street, Suite 801
                                            Baltimore, MD 21201




                                            November 7, 2001


Dear Stockholders:

     It is my pleasure to invite you to the 2001 Annual Meeting of Stockholders of Condor Technology Solutions, Inc., to be held on Wednesday, December 19, 2001, at 10:00 a.m. EST at the Fairview Park Marriott in Falls Church, Virginia.

     At the meeting, we will report on the important activities and accomplishments of the Company and review the Company's financial performance and business operations. You will have the opportunity to ask questions and gain an up-to-date perspective on your Company and its activities. You will also have the opportunity to meet your directors and other executives of the Company.

     The meeting will also be devoted to consideration and voting upon several proposals, including the election of one Class I director, ratification of the appointment of BDO Seidman, LLP, as the independent accountants for 2001, approval of a debt restructuring of the Company (the "Restructuring") pursuant to a credit agreement entered into by the Company and the lender group led by First Union National Bank (the "Lender Group") as of August 24, 2001, and consideration of other business matters properly brought before the meeting.

     The principal elements of the proposed restructuring are:

     a. Exchange of $12.1 million of the Company's outstanding debt to the Lender Group into 15,230,954 newly issued shares of Common Stock (priced at $0.06 per share); and

     b. Amendment to the Company's Restated Certificate of Incorporation to effect a one-for-two reverse stock split ("Reverse Stock Split") pursuant to which each Stockholder will hold one share of the Company's post-split shares for every two shares presently held.

     The Company's Board of Directors has carefully considered the terms and conditions of the proposed Restructuring and believes that the Restructuring is in the best interests of and is fair to all stockholders of the Company. The Board has unanimously approved the Restructuring and has recommended to stockholders to approve the Restructuring proposal.

     Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented at the Annual Meeting. I, therefore, urge you to complete, sign, date and return your proxy promptly in the enclosed envelope. Your return of a proxy in advance will not affect your right to vote in person at the Annual Meeting.

     I hope that you will attend the Annual Meeting. The officers and directors of the Company look forward to seeing you at that time.


                                                Very truly yours,




                                                J. L. Huitt, Jr.
                                                President  and  Chief  Executive
                                                Officer

                        Condor Technology Solutions, Inc.
                        351 West Camden Street, Suite 801
                               Baltimore, MD 21201




                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         WEDNESDAY, DECEMBER 19, 2001

To our Stockholders:

     The Annual Meeting of Stockholders of Condor Technology Solutions, Inc., will be held on Wednesday, December 19, 2001, at 10:00 a.m. EST at the Fairview Park Marriott in Falls Church, Virginia, for the following purposes:

   1. To elect one Class I director for a term of three years and until his successor has been elected and qualified;

   2. To approve a restructuring of the Company's debt, including the issuance of shares representing approximately 55% of the Company's total outstanding Common Stock in exchange for the cancellation of $12.1 million in indebtedness due and payable on January 2, 2002;

   3. To approve amendment of the Company's certificate of incorporation to effect a reverse stock split of its Common Stock, at a ratio of one-for-two shares, subject to approval of the proposed restructuring of the Company's debt;

   4. To   ratify  the  appointment  of  BDO  Seidman,  LLP,  as  the  Company's independent accountants for 2001; and

   5. To transact such other business as may properly come before the meeting.


     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN ORDER TO ENSURE THAT WE OBTAIN THE REQUISITE SHAREHOLDER APPROVAL FOR THE RESTRUCTURING PROPOSAL. No postage need be affixed to the return envelope if mailed in the United States. If you attend the meeting, you may withdraw your proxy and vote in person by ballot.




                                              John F. McCabe
                                              Vice President, General Counsel
                                               and Secretary

                                TABLE OF CONTENTS



Proxy Statement ...........................................     1
Voting Securities and Record Date .........................     1
Voting Rights and Solicitation of Proxies .................     1
Proposal 1 -- Election of Directors .......................     2
The Restructuring .........................................     9
Proposal 2 - The Restructuring ............................    15
Pro Forma Financial Statements ............................    15
The Reverse Stock Split ...................................    19
Proposal 3 - The Reverse Stock Split Amendment ............    23
Proposal 4 -- Approval of Independent Accountants .........    23
Performance Measurement Presentation ......................    25
Stockholder Proposals .....................................    25
Forward-Looking Statements ................................    26
Incorporation by Reference ................................    26
Other Business ............................................    26

                                   APPENDICES



APPENDIX A     Amended, Restated and Consolidated Credit Agreement, dated
               August 24, 2001
APPENDIX B     Settlement Agreement between Condor Technology Solutions,
               Inc., Marbury Manor LLC and Michael Louden, dated
               September 27, 2001
APPENDIX C     Settlement Agreement between Condor Technology Solutions, Inc.
               and Howard Schapiro, dated November 2, 2001
APPENDIX D     Amendment to Amended and Restated Certificate of
               Incorporation of Condor Technology Solutions, Inc., regarding reverse stock split
APPENDIX E     Audit Committee Charter

                        CONDOR TECHNOLOGY SOLUTIONS, INC.
                        351 West Camden Street, Suite 801
                               Baltimore, MD 21201

                                ----------------

                                 PROXY STATEMENT


     This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and Proxy Card are being furnished in connection with the solicitation by the Board of Directors of Condor Technology Solutions, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders scheduled to be held on Wednesday, December 19, 2001, at 10:00 a.m. EST, at the Fairview Park Marriott in Falls Church, Virginia, and any adjournment or postponement thereof (the "Meeting"). This Proxy Statement and the enclosed Proxy Card are being furnished on or about November 7, 2001, to all holders of record of the Company's Common Stock as of 5:00 p.m. EST on October 31, 2001. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, accompanies this Proxy Statement.

     At the Meeting, stockholders will elect one Class I director, to serve for a term of three years. Stockholders will also act upon a proposal to ratify the appointment of BDO Seidman, LLP, as the Company's independent accountants for 2001, and to effect a debt restructuring of the Company and a reverse stock split.


                        VOTING SECURITIES AND RECORD DATE

     The Board of Directors has fixed 5:00 p.m. EST on October 31, 2001, as the record date (the "Record Date") for determination of stockholders entitled to notice of and to vote at the Meeting. As of the Record Date, there were 15,299,486 shares of Common Stock issued and outstanding and there were no other voting securities of the Company outstanding. Each outstanding share of Common Stock entitles the record holder thereof to one vote.


                   VOTING RIGHTS AND SOLICITATION OF PROXIES

     Eligible stockholders of record may vote at the Meeting in person or by means of the enclosed Proxy Card. You may specify your voting choices by marking the appropriate boxes on the Proxy Card. The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to or at the Meeting, will be voted in accordance with the instructions specified thereon. If you properly sign and return your Proxy Card, but do not specify your choices, your shares will be voted by the proxy holders as recommended by the Board of Directors.

     The Board of Directors encourages you to complete and return the Proxy Card even if you expect to attend the Meeting. You may revoke your proxy at any time before it is voted at the Meeting by giving written notice of revocation to the Secretary of the Company, by submission of a proxy bearing a later date or by attending the Meeting in person and casting a ballot.

     The proxy holders, J. L. Huitt, Jr. and John F. McCabe, will vote all shares of Common Stock represented by Proxy Cards that are properly signed and returned by stockholders. The Proxy Card also authorizes the proxy holders to vote the shares represented with respect to any matters not known at the time this Proxy Statement was printed that may properly be presented for consideration at the Meeting. YOU MUST RETURN A SIGNED PROXY CARD IF YOU WANT THE PROXY HOLDERS TO VOTE YOUR SHARES OF COMMON STOCK. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO BEING VOTED BY DELIVERING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

     Abstentions and broker non-votes are not counted as votes cast on any matter to which they relate. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     The cost of soliciting proxies will be borne by the Company. Following the mailing of proxy solicitation materials, proxies may be solicited by directors, officers and employees of the Company and its subsidiaries personally, by telephone or otherwise. Such persons will not receive any fees or other compensation for such solicitation. In addition, the Company will reimburse brokers, custodians, nominees and other persons holding shares of Common Stock for others for their reasonable expenses in sending proxy materials to the beneficial owners of such shares and in obtaining their proxies. The Company has retained Georgeson Shareholder Communications to assist with the solicitation of proxies, for a fee of $10,000 plus reimbursement of out of pocket expenses.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     The Amended and Restated By-Laws of the Company (the "By-Laws") provide that the Company's business shall be managed under the direction of a Board of Directors, with the number of directors to be fixed by the Board of Directors from time to time. The Board of Directors has fixed the number of directors which shall constitute the entire Board of Directors at four.

     Pursuant to the Company's Amended and Restated Certificate of Incorporation, the Company's Board of Directors is divided into three classes:
Class I, Class II and Class III, each class being as nearly equal in number as possible. The directors in each class serve terms of three years and until their respective successors have been elected and qualified. There is presently one director in each of Class I and Class II and two directors in Class III.

     The term of office of one class of directors expires each year in rotation so that one class is elected at each annual meeting of stockholders for a three-year term. The term of the one Class I director, Peter T. Garahan, will expire at the Meeting. The other three directors will remain in office for the remainder of their respective terms, as indicated below.

     Director candidates are nominated by the Board of Directors. In the event that the Restructuring proposal as discussed below is approved by the shareholders, the Lender Group, through the Lender Trust immediately upon consummation of the Restructuring, will beneficially own approximately 55% of the total outstanding shares of the Company's Common Stock, and therefore will have the power to designate all of the directors of the Company. After the Restructuring, the Lender Group will have the power to control the affairs of the Company and direct all fundamental corporate transactions.

     The nominee for election as a Class I director has consented to being named as a nominee for director of the Company and has agreed to serve if elected. In the event that the nominee should become unavailable or unable to serve as a director, the persons named as proxies on the Proxy Card will vote for the person the Board of Directors recommends.

     Set forth below is certain information regarding the nominee for Class I director and each Class II and Class III director, whose terms of office will continue after the Meeting.


NOMINEE FOR CLASS I DIRECTOR - PROPOSED TO HOLD OFFICE UNTIL 2004

     Peter T. Garahan, 55, has been a director of the Company since February 1998. Mr. Garahan is Vice Chairman of Teligent, Inc. a broadband communications company. From December 1997 through December 1999, Mr. Garahan was Chief Operating Officer of Amteva Technologies, an Enhanced Voice Services Software Company. From March 1995 to December 1996, Mr. Garahan was Executive Vice President -- Sales and Marketing of Mitchell International, an IT company servicing the automotive industry and a subsidiary of the Thomson Corporation, a major publishing and information company. From May 1992 through December 1996, Mr. Garahan was President of Mitchell Medical, formerly Medical Decision Systems, a software company specializing in automotive medical insurance claims analysis. Mr. Garahan serves on the board of directors of Celeris Corporation. Mr. Garahan received a Bachelor of Arts degree from the State University of New York at Stony Brook and a master's degree in business administration from Cornell University and is a veteran of the United States Navy.


INCUMBENT CLASS II DIRECTOR -- TO CONTINUE IN OFFICE UNTIL 2002

     Dennis E. Logue, 57, has been a director of the Company since March 1998. Since July 2001, Mr. Logue has been the Dean of the Price College of Business at the University of Oklahoma. Previously, Mr. Logue held various faculty positions at the Amos Tuck School of Business Administration at Dartmouth College since 1974, including Professor of Management since July 1985 and Associate Dean from July 1989 to June 1993. From January 1994 to January 1995, Mr. Logue was the Economic Advisor to the Governor of New Hampshire. Prior to joining the faculty at the Amos Tuck School in 1974, Mr. Logue taught at Indiana University and worked at the U.S. Treasury as a senior research economist. In addition, Mr. Logue has been a visiting professor at the University of California at Berkeley, the University of Virginia and Georgetown University. He also serves on the board of directors of Sallie Mae (GSE), Promontory Software Technology, and Synergy Innovations, Inc. Mr. Logue is also a Trustee of the Josiah Bartlett Center for Public Policy. Mr. Logue received a Bachelor of Arts degree in English and philosophy from Fordham University, a master's degree in business administration from Rutgers University and a Ph.D. in managerial economics from Cornell University.


INCUMBENT CLASS III DIRECTORS -- TO CONTINUE IN OFFICE UNTIL 2003

     Ann Torre Grant, 43, has been a director of the Company since March 1998. Ms. Grant has been a strategic and financial consultant since December 1997. Ms. Grant was Executive Vice President, Chief Financial Officer and Treasurer of NHP, Incorporated ("NHP"), a multifamily property management company, from February 1995 until the sale of NHP in December 1997. From 1989 to February 1995, Ms. Grant held various corporate finance positions with US Airways, serving as Vice President and Treasurer from 1991 to 1995. From 1983 to 1988, Ms. Grant held various corporate finance positions with American Airlines. Ms. Grant is a director of USA Education, Inc. (Sallie Mae) and Franklin Mutual Series Funds. Ms. Grant received a bachelor in business administration from the University of Notre Dame and masters in business administration from Cornell University.

     William M. Newport, 66, has been a director of the Company since February 1998. In addition, Mr. Newport has been a Director and Chairman of the Audit Committee of the Corporation for National Research Initiatives, a non-profit national information infrastructure research and development organization, since 1990. Mr. Newport retired from Bell Atlantic Corporation in December 1992 as Vice President of Strategic Planning and a member of the Office of the Chairman after 36 years in the telecommunications industry. Mr. Newport was the President and Chief Executive of AT&T's cellular subsidiary from 1981 to 1983 when he joined the newly formed Bell Atlantic Corporation. Mr. Newport received a Bachelor of Science degree in electrical engineering from Purdue University and a masters of Science degree in management from the Sloan School of Business at the Massachusetts Institute of Technology, which he attended as a Sloan Fellow.


COMPENSATION OF DIRECTORS

     Directors who are also officers or employees of the Company do not receive additional compensation for serving as directors. Each director who is not an officer or employee of the Company receives an annual retainer fee of $14,000, plus $1,000 per day or any portion of a day for attendance at meetings of the Board of Directors and any Committee of the Board, $500 for each telephonic meeting of the Board or Committee of the Board; and $250 per hour for services requested by the Company. In addition, Mr. Garahan receives a fee of $5,000 per month for his services as Chairman of the Board. In addition, under the Company's 1997 Long-Term Incentive Plan, each non-employee director will be granted, subject to certain exceptions, an annual option to acquire 5,000 shares at the first meeting of the Board of Directors immediately following an annual meeting of the Company's stockholders at which such director is re-elected or remains a director. In addition, each person who becomes a non-employee director in the future will be granted automatically an option to acquire 10,000 shares upon such person's initial election as a director. Each such option will have an exercise price equal to the fair market value per share of Common Stock on the date of grant. Directors are also reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors or committees thereof, and visiting the Company's offices and other specified locations in their capacity as directors.


BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

     During 2000, the Board of Directors held 11 meetings, the Audit Committee held six meetings and the Compensation Committee held eight meetings. Each incumbent director of the Company attended 75% or more of all Board meetings and 75% or more of all meetings of each committee on which such director served.

     The Board of Directors has established an Audit Committee, a Compensation Committee and a Finance Committee. The Audit Committee reviews the results and scope of the audit and other services provided by the Company's independent accountants and consists of Ms. Grant (Chair) and Messrs. Garahan, Logue and Newport, who are all independent directors. A copy of the Audit Committee Charter is attached herewith at Appendix E. The Compensation Committee approves salaries and certain incentive compensation for management and key employees of the Company, administers the 1997 Long-Term Incentive Plan, administers the 2000 Employee Stock Purchase Plan, reviews executive benefit plans and health and welfare plans, and consists of Messrs. Garahan (Chair), Logue and Newport, and Ms. Grant. The Finance Committee advises the Company on financing alternatives and arrangements, reviews credit agreements and consists of Ms. Grant (Chair) and Mr. Garahan.


REQUIRED APPROVAL

     Election of a director requires a plurality of the votes cast at the meeting of stockholders.

EXECUTIVE COMPENSATION

     The following table sets forth information regarding compensation for the years ended December 31, 2000, 1999, and 1998 of the Company's Chief Executive Officer and the other four most highly compensated executive officers during 2000 (the "Named Executive Officers").



                                                               SUMMARY COMPENSATION TABLE



                                                ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                                   --------------------------------------------- ----------------------------
                                                                                    SECURITIES     RESTRICTED
                                                                                    UNDERLYING       STOCK     OTHER COMP-
                                    YEAR       SALARY       BONUS(1)   OTHER(2)       OPTIONS      AWARDS(3)   ENSATION(4)
                                   ------ ---------------- ---------- ---------- ---------------- ----------- ------------
Kennard F. Hill(6)
 Former Chairman of the Board,     2000     $  435,537      $     --   $ 45,300             --      $     --       $7,404
 President and Chief               1999        446,446            --     41,525         25,000(5)    175,959        9,688
 Executive Officer                 1998        289,500        80,000     40,734        150,000(5)     19,980        7,711
Michael Louden(6)                  2000        231,042       294,000         --             --            --        5,528
 Executive Vice President          1999        178,750            --         --         10,000(5)     10,055        7,301
                                   1998         68,750            --         --             --            --        3,094
John F. McCabe(6)                  2000        177,692        85,000         --             --            --        3,523
 Vice President and General        1999        174,417        35,000         --         20,000(5)    150,174        3,619
 Counsel                           1998         74,846            --         --         30,000(5)         --        3,095
Michael G. Paglaiccetti(6)         2000        249,599       334,000         --             --            --        5,051
 Former Vice President and         1999        220,000            --         --             --        75,411        3,000
 Chief Operating Officer           1998        232,308        60,000         --         75,000(5)     74,925       10,757
W. Michael Robbins(6)              2000        352,000(7)     35,000         --             --            --           --
 Former Vice President and Chief
 Financial Officer

----------------
(1) Bonus amounts are reflected in the year to which they are attributable and not the year in which they are paid.

(2) Fringe benefit amounts are omitted to the extent the aggregate value of such benefits is less than 10% of the sum of salary and bonus, or $50,000. The amount shown for Mr. Hill reflects a housing allowance.

(3) Restricted stock awards were granted to certain members of management under which restricted Common Stock was acquired at a price of $0.01 per share. Ownership of this restricted Common Stock vested ratably over 18 to 24 months. The amounts shown represent the full dollar value of the shares of Common Stock based on the closing market price on the date of grant, less the $0.01 per share exercise price.

(4) Consists of matching contributions under a defined contribution 401(k) or profit sharing plan and the dollar value of insurance premiums paid by the Company with respect to term life insurance for the benefit of the Named Executive Officer.

(5) These options were cancelled as of August 1999.

(6) Mr. Hill retired from the Company and from the Board of Directors on March 2, 2001. Mr. Louden joined the Company on June 30, 1998. Mr. McCabe joined the Company on June 15, 1998. Mr. Paglaiccetti joined the Company on February 10, 1998, and voluntarily terminated his employment effective January 2, 2001. Mr. Robbins joined the Company on February 2, 2000 and was terminated as a consultant in September 2001.

(7) Mr. Robbins was engaged as a consultant through Carl Marks Consulting Group LLC. All amounts were paid to Carl Marks.


OPTION GRANTS IN LAST FISCAL YEAR

     During fiscal year 2000, the Company granted options to acquire an aggregate 772,000 shares of Common Stock. None of the options were granted to any of the Named Executive Officers.


AGGREGATED  OPTION  EXERCISES  IN  LAST  FISCAL  YEAR AND FISCAL YEAR-END OPTION
VALUES

     None of the Company's Named Executive Officers holds any stock options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In connection with the acquisition of Louden Associates, Inc. ("LAI") by the Company on June 30, 1998, and as consideration for his interest in LAI, Mr. Louden, who is an executive officer of the Company, received 217,486 shares of Common Stock and approximately $2.6 million in cash. Additionally, pursuant to an arrangement in the purchase agreement, Mr. Louden has earned earn-out consideration of approximately $6.8 million in cash and Common Stock, of which $2.2 million has been paid as of September 30, 2001 and $4.6 million has been accrued as of September 30, 2001. On September 27, 2001, the Company entered into a Settlement Agreement with Mr. Louden and Marbury Manor LLC, a Maryland limited liability company ("Marbury") as assignee of the earn-out consideration described above, pursuant to which the Company agreed in exchange for $4.8 million of indebtedness in cash and equity, to issue to Marbury the following: promissory notes in the principal aggregate amount of $3,370,000 and 2,215,411 newly issued shares of the Company's Common Stock, at a price of $0.06 per share. In addition, the Company agreed to pay to Marbury ten percent (10%) of the revenues generated from the VA Call Center contract on a monthly basis commencing as of April 2001. All such payments shall be applied against interest and principal on the promissory notes payable to Marbury and then to repurchase Common Stock held by Marbury at the then fair market price. As of September 30, 2001, the Company has paid $171,250 to Marbury as a prepayment of principal on the notes and as interest. In addition, the Company is obligated to purchase an aggregate of 600,000 shares of the Company's Common Stock at a 20% discount to the last bid price on the effective date of the Settlement Agreement, within ten days thereafter. Following consummation of the Restructuring and the issuance of the shares, Marbury will hold shares representing 9.3% of the Company's outstanding Common Stock. A copy of the Marbury agreement is attached as Appendix B to this Proxy Statement.

     On October 1, 2001, the Company entered into a new Employment Agreement with Mr. Louden, with an initial term which will expire on December 31, 2003. The agreement provides for an annual base salary of $200,000 and cash bonus payments based upon certain performance thresholds. In addition, following the Restructuring, Mr. Louden will be entitled to receive full-vested options for 100,000 shares (post-split) of the Company's Common Stock at the fair market value on the date of grant, and phantom stock rights for 125,000 shares (post-split) of the Company's Common Stock at $0.20 per share. Within fifteen days of the first anniversary date of the grant of his phantom stock rights pursuant to the agreement, Mr. Louden will be entitled to receive cash payment in an amount equal to the product of (i) excess of the fair market value of each share of the Company's Common Stock on the anniversary date, over $0.20 per share and (ii) the number of phantom stock rights held by Mr. Louden at the time; whereupon, any payment made to Mr. Louden with respect to a phantom stock right shall be added to the $0.20 per share initial price (together, the "Revalued PSR Price"). Likewise, future payments to Mr. Louden in respect to phantom stock rights shall be added to any prior payments and the initial price per share to determine the new Revalued PSR Price. Mr. Louden shall be entitled to receive, within fifteen days of the second and any subsequent anniversary dates of the date of grant of the phantom stock rights until December 31, 2003, cash payment in an amount equal to the product of the (i) excess of the fair market value per share on any such anniversary date over the highest prior Revalued PSR Price and (ii) the number of phantom stock rights held by him.

     On August 11, 1999, the Company entered into a severance agreement with Mr. McCabe providing for certain severance benefits in the event Mr. McCabe's employment terminates, voluntarily or involuntarily, following a change of control of the Company or a termination for good reason. The Restructuring will result in such a change of control of the Company. The severance agreement provides that in the event of such a termination of his employment, Mr. McCabe will be entitled to a lump sum payment equal to three years of his base salary.


REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation Committee determines the amount and form of compensation and benefits payable to the Company's executive officers. The Compensation Committee currently consists of four members, none of whom is a current or former employee or officer of the Company.

     In general, the goals of the Compensation Committee are to enable the Company to (i) recruit, develop and retain highly motivated and qualified executive management; (ii) maximize financial performance, balancing appropriately the short and long term goals of the Company; and (iii) align the interests of Company management with those of its stockholders through the use of stock options and incentives tied to increases in stockholder value.

     The Compensation Committee's philosophy in structuring a competitive executive compensation program is to provide for both variable incentive pay and base salary. The Committee anticipates that variable incentive compensation will become increasingly important as the Company matures and establishes baseline results. The Committee's evaluation of performance focuses on the operating and financial performance of divisions and the Company as a whole.

     The Compensation Committee reviews the compensation of the President and Chief Executive Officer and any other officer of the Company or a subsidiary with base salary compensation of $175,000 or more annually based on a variety of factors, including individual performance, market-based salary trends, and the Company's overall financial results. Base salaries for other officers are set by the Chief Executive Officer, subject to review and approval by the Compensation Committee.

     The compensation of Mr. Hill for 2000 was established pursuant to an employment agreement entered into prior to the initial public offering of the Company's Common Stock in 1998 (the "Offering"). Mr. Paglaiccetti's and Mr. Louden's compensation for 2000 was determined, in part, pursuant to employment agreements, which, in the case of Mr. Paglaiccetti, was effective upon consummation of the Offering and, in the case of Mr. Louden, was entered into at the time of acquisition of LAI by the Company, and in part, based on incentive compensation provided to them by the Company in connection with their promotion to senior management positions at the Company. In addition, Mr. Louden entered into a new employment agreement with the Company, dated October 1, 2001, for an initial term of three years, providing for a base salary of $200,000 per year and providing for additional incentive compensation. Mr. McCabe's compensation was initially determined by an employment agreement between Mr. McCabe and the Company dated June 1998, which agreement expired after one year.

     During 2000, the Compensation Committee of the Board of Directors approved an annual incentive plan (the "2000 Incentive Compensation Plan"). The purpose of the 2000 Incentive Compensation Plan is to provide senior management, as well as other key employees, with additional performance incentives in the form of an annual incentive bonus to be paid in recognition of meeting certain financial, operational and qualitative goals to be set on an annual basis. Incentive bonus levels will vary in accordance with individual and corporate performance, with senior executives and qualified employees eligible to receive a bonus of up to 100% of annual salary based on exceptional performance.

     The Committee provides equity incentive compensation through the grant of stock options under the Company's 1997 Long-Term Incentive Plan (the "Plan"). All grants of options under the Plan are made at an exercise price equal to the fair market value of the Common Stock on the grant date and vest in three annual installments. In 2000 and through September 30, 2001, stock options for 1,422,000 shares of Common Stock were granted by the Compensation Committee under the Plan to 145 individuals, none of whom were Named Executive Officers. Also, an aggregate of 20,000 shares of restricted stock was granted under the Plan to two individuals in 2000. The restricted stock vests in equal installments over 36 months. The Compensation Committee intends to make future grants under the Plan based on the achievement of individual and Company goals, as well as a subjective analysis of the executive's or key employee's contributions to the Company.

     Section 162(m) of the Internal Revenue code limits the deductibility of compensation in excess of $1.0 million paid to the Chief Executive Officer and the four most highly compensated officers of the company (other than the Chief Executive Officer) in any fiscal year, unless the compensation qualifies as "performance based compensation." The Compensation Committee's policy with respect to Section 162(m) is to make every reasonable effort to cause compensation to be deductible by the Company while simultaneously providing executive officers of the Company with appropriate and competitive compensation. The aggregate base salaries and bonuses of the Company's executive officers are not in the foreseeable future expected to exceed the $1.0 million limit, and options under the Company's Long-Term Incentive Plan are intended to qualify as performance-based compensation.

                                        Compensation Committee:
                                                Peter T. Garahan (Chair)
                                                Ann Torre Grant
                                                Dennis E. Logue
                                                William M. Newport


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board of Directors has a Compensation Committee consisting of Peter T. Garahan (Chair), Ann Torre Grant, Dennis E. Logue and William M. Newport. Except for Mr. Hill, the Company's former Chairman, President and Chief Executive Officer, no other officer or employee participated in deliberations of the Board of Directors concerning executive officer compensation. No member of the Compensation Committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.


REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of the Board of Directors of the Company is composed of four independent directors. They are Ann Torre Grant (Chairperson), Peter T. Garahan, Dennis E. Logue and William M. Newport, all of whom are independent directors. In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. A copy of the Committee's charter is attached hereto as Appendix E.

     The Audit Committee participated in and approved the Board's decision on August 3, 2000 to change the Company's independent accountants from PricewaterhouseCoopers LLP to BDO Seidman, LLP, effective August 14, 2000.

     During 2000, the Audit Committee met six times and held discussions with management and its independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. These matters included a discussion with PricewaterhouseCoopers LLP as well as BDO Seidman, LLP on their judgments on the quality of the Company's accounting principles as applied to financial reporting. In connection with its audits for the two most recent years and through August 14, 2000, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years. During the course of its engagement by the Company, BDO Seidman, LLP expressed itself as being satisfied that the Company's accounting staff was forthright and straightforward in answering all questions or comments which BDO Seidman, LLP posed to that accounting staff and that, in the expressed opinion of the independent auditors, there is no evidence of any lack of forthrightness on the part of the Company's accounting staff.

     The Audit Committee has received and reviewed the written disclosures and letter from the independent auditors regarding their independence as required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committees, as amended, and has discussed with the auditors the auditors' independence. The Audit Committee has considered whether the provision by BDO Seidman, LLP of non-audit services described elsewhere in this proxy statement is compatible with maintaining its independence.

     The Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2000. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000. The Audit Committee has also recommended the selection of BDO Seidman, LLP as the Company's independent auditors for 2001, subject to stockholder ratification.

                                        Ann Torre Grant (Chair)
                                        Peter T. Garahan
                                        Dennis E. Logue
                                        William M. Newport

                                THE RESTRUCTURING

GENERAL

     At the Meeting, stockholders will be asked to consider and vote upon a proposal to approve the financial restructuring of the Company (the "Restructuring") as described herein. The Company is a party to an Amended, Restated and Consolidated Credit Agreement, dated as of August 24, 2001, (the "Credit Agreement") among the Company, each of its subsidiaries and a lender group, led by First Union National Bank (the "Lender Group"). A copy of the Credit Agreement is attached hereto as Appendix A. The following description should be read in connection with, and is qualified in its entirety by, a reference to the full text of the Credit Agreement. Each stockholder is urged to carefully read the entire Proxy Statement, including the Appendices. Before voting on the Restructuring proposal, each stockholder should consider many factors, including but not limited to those disclosed in "Risk Factors". It is contemplated that the closing of the Restructuring will take place promptly after the Meeting, subject to satisfaction of any other conditions precedent to the Restructuring.


PRINCIPAL ELEMENTS OF THE RESTRUCTURING

     The principal elements of the Restructuring are:

   a. Exchange of $12.1 million of the Company's outstanding debt to the Lender Group into 15,230,954 newly issued shares of Common Stock (priced at $0.06 per share); and

   b. Amendment to the Company's Restated Certificate of Incorporation to effect a one-for-two reverse stock split ("Reverse Stock Split") pursuant to which each Stockholder will hold one share of the Company's post-split shares for every two shares presently held.

     The Restructuring will result in a reduction in the Company's consolidated indebtedness by an aggregate of approximately $12.1 million (in part, paid for by the issuance of additional shares of Common Stock). See "PRO FORMA FINANCIAL STATEMENTS." Current stockholders (other than the Lender Trust, Marbury and Howard Schapiro, another earn-out creditor (see "Background of Restructuring, Recent Developments")) will be immediately diluted by the new issuance of Common Stock from their current 88.9% share ownership to approximately 31.6% of the outstanding Common Stock, as a result of the Restructuring. See "RISK FACTORS - DILUTION."

                                  RISK FACTORS

EFFECT ON STOCKHOLDERS' RIGHTS

     Upon completion of the Restructuring, the existing stockholders of the Company, other than the Lender Trust, Marbury and Mr. Schapiro, will own approximately 31.6% of the outstanding Common Stock on a fully diluted basis. Approximately 55% of the Common Stock on a fully diluted basis will be held by the Lender Trust. Approximately 9.3% and 1.6%, respectively, of the Common Stock on a fully diluted basis will be owned by Marbury and Mr. Schapiro. Holding in excess of the majority of the Company's outstanding Common Stock, the Lender Trust will have the power to elect all the directors of the Company, control the affairs of the Company and direct all fundamental corporate transactions.


CERTAIN CONSEQUENCES OF FAILURE TO APPROVE AND CONSUMMATE THE RESTRUCTURING BY JANUARY 2, 2002

     Prior to August 24, 2001, the Company was not in compliance with various provisions of its loan documents and credit facilities with the Company's Lender Group. As a result of such noncompliance, the Company faced possible default and acceleration of the amounts due or the exercise of other remedies under such agreements. While the foregoing defaults and noncompliance were waived or brought into compliance as part of a series of amendments to the Company's credit facilities and, most recently, the Credit Agreement, if for any reason the Restructuring is not consummated by January 2, 2002, then the outstanding payment obligation of $12.1 million under Note D of the Credit Agreement would immediately become due and payable on January 2, 2002, and all or a substantial part of the indebtedness of the Company would be accelerated.

     Unless the Restructuring is consummated before January 2, 2002, the Company is likely to be forced to reorganize under Chapter 11 of the United States Bankruptcy Code, or liquidate under Chapter 7 of the United States Bankruptcy Code. Creditors of the Company (including the Earn-out Creditors) may also force the Company into bankruptcy. In the event of bankruptcy, all of the outstanding indebtedness under the Company's Credit Agreement and other indebtedness, which aggregate approximately $45.0 million at September 30, 2001, would rank senior in right to payment to the holders of the Company's Common Stock. As a result, the amount available for payment to holders of the Common Stock upon liquidation of the Company would depend upon the amount that could be realized on the assets of the Company under the circumstances of such liquidation. The Company believes that in the event of liquidation in bankruptcy the holders of the Common Stock would not receive any distributions, because the amount of senior debt obligations and existing prior claims substantially exceeds the value likely to be realized upon liquidation of the Company's assets.


DILUTION

     Upon consummation of the Restructuring and the Reverse Stock Split, the Company will issue 15,230,954 shares of Common Stock to the Lender Trust and an aggregate of 2,630,801 shares of Common Stock to Marbury and Mr. Schapiro. On a fully diluted basis, the number of shares and percentage ownership of Common Stock prior to and after the consummation of the Restructuring, based on the information as to pre-Restructuring ownership of Common Stock as of October 31, 2001, would be as follows:


                           OWNERSHIP OF CAPITAL STOCK

                                               PRIOR TO RESTRUCTURING        AFTER RESTRUCTURING
                                              -------------------------   -------------------------
                                                NUMBER OF                   NUMBER OF
                                                  COMMON                     COMMON
                   HOLDER                         SHARES          %          SHARES           %
-------------------------------------------   -------------   ---------   ------------   ----------
Lender Trust(1)                                       -0-           0%    15,230,954         55.0%
Marbury Manor LLC                                 728,286         3.7%     2,579,554          9.3%
Howard Schapiro                                    50,210         0.2%       440,390          1.6%
Outstanding stock options(2)                    1,407,746         7.2%       703,873          2.5%
All other current stockholders as a group      17,475,535        88.9%     8,737,873         31.6%
                                               ----------                 ----------
Total shares                                   19,661,777         100%    27,692,644          100%

----------------
(1) Lender Trust is a trust established by the Lender Group under the Credit Agreement with the Company.

(2) Shares are reserved for issuance upon exercise of outstanding stock options granted in accordance with the 1997 Long-Term Incentive Plan.

     As a result of the Restructuring, the ownership interest of the Company's existing stockholders will be substantially diluted. Existing stockholders who are not parties to the Restructuring will own approximately 31.6% of the Common Stock on a fully diluted basis, a reduction from 88.9% prior to the Restructuring. In addition, the Credit Agreement provides that in the event of future issuance of securities by the Company, the Lender Group has the right to acquire more shares in order to maintain their 55% ownership. In the event that the Company would issue additional securities in the future, stockholders' ownership will be further diluted.

NO ASSURANCES AS TO SUCCESS IN RESTRUCTURING

     The Company has not been profitable for the past two calendar years. For the year ended December 31, 2000, the Company reported a consolidated loss of $20.2 million, of which $4.3 million related to non-recurring charges. The Company's capital structure remains highly leveraged. At September 30, 2001, prior to the Restructuring, the Company had over $45.0 million of long-term and short-term debt.

     Previously, the Company entered into amendments to its Credit Agreement with the Lender Group, which represented a forbearance by the Lender Group on potential default of the obligations under the Credit Agreement. The Company also has taken steps to sell certain subsidiaries and business operations for the purpose of aligning its business with its core competencies and its interest in reducing the level of the Company's indebtedness.

     Pursuant to that plan, the Company entered into an agreement, on August 26, 2001, to sell the assets and going business of Global Core Strategies Acquisition, Inc., representing the consulting portion of the Enterprise Performance Solutions division of the Company. The proceeds of that sale consist of $2.0 million in cash at the closing of the transaction and up to $750,000, payable on December 31, 2001, assuming certain revenue targets of the sold business are met. The Company also has taken steps to reorganize its remaining businesses, including the appointment of management to key positions and restructuring its operating units to align them into strategic businesses.

     The Restructuring is designed to provide for a substantial reduction in outstanding indebtedness. The inability of the Company to successfully effectuate the Restructuring and any failure to effect substantial positive changes in the operations of the Company could have a material adverse effect on the Company and its stockholders. While management intends to pursue rigorously to satisfy all conditions precedent to the closing of the Restructuring, such as obtaining the requisite stockholder approval for the Restructuring proposal, there is no assurance that the Restructuring will be successful.

CHANGE IN CONTROL OF THE COMPANY

     The consummation of the Restructuring will result in a change in control of the Company. Immediately upon consummation of the Restructuring, the Lender Group, through the Lender Trust, will beneficially own approximately 55% of the outstanding shares of the Company's Common Stock, and pursuant thereto, will have the power to designate all of the directors of the Company. The Lender Group will have the power to control the affairs of the Company and direct all fundamental corporate transactions. The Company has been informed by the Lender Group that they have no current intentions with respect to effecting any such corporate transactions or any other material transactions with respect to the Company. There can be no assurances, however, such transactions may not be effected in the future. The Lender Trust has informed the Company that it is acquiring the Common Stock for investment, but that the disposition of such shares shall at all times be within its control or the control of the Lender Group. The Credit Agreement also contains certain anti-dilution provisions, which preserve to the Lender Trust a minimum of a 55% ownership interest in the Company.

TRADING MARKET FOR COMMON STOCK

     The Company's Common Stock is traded in the over the counter ("OTC") securities market. Trading information on OTC stocks, including the Company's Common Stock, is found on an internet-based real-time quotation service maintained by Pinksheets.com, a financial web portal for information about OTC securities owned by Pinksheets LLC, New York, New York. While the Company intends to maintain its quotation on OTC markets, as a result of the Reverse Stock Split and the fact that a controlling block of the Company's Common Stock will be held by the Lender Trust, it is unlikely that the Company's Common Stock will have much liquidity in the trading market. Accordingly, there is no assurance that you will be able to sell your Common Stock in the future or at the price at which the Common Stock might be quoted. The number of stockholders of record before the Reverse Stock Split is approximately 266. After the Reverse Stock Split, the number of stockholders is not expected to be significantly reduced.

     The following table shows the high and low sale prices of the Common Stock for the periods indicated as reported on the NASDAQ National Market Quotation System and the OTC Pinksheets Quotation System during each period.


                                            HIGH          LOW
                                        -----------   -----------
Fiscal Year Ending December 31, 2001
 First Quarter                           $   0.17      $   0.06
 Second Quarter                              0.09          0.03
 Third Quarter                               0.10          0.03
Fiscal Year Ended December 31, 2000
 First Quarter                               1.94          0.75
 Second Quarter                              0.81          0.38
 Third Quarter                               0.53          0.28
 Fourth Quarter                              0.38          0.06
Fiscal Year Ended December 31, 1999
 First Quarter                              12.75          8.69
 Second Quarter                             10.81          4.25
 Third Quarter                               4.69          2.19
 Fourth Quarter                              2.75          1.00


     On October 31, 2001, the closing price of the Common Stock as quoted on the OTC Pinksheets was $0.04 per share.


DIVIDENDS

     The Company has not paid any dividends since its formation in 1997. Covenants in the Company's Credit Agreement prohibit the payment of dividends. Accordingly, the Company does not anticipate that it will pay any dividends on the Common Stock in the foreseeable future.

                           BACKGROUND OF RESTRUCTURING

     Condor's principal sources of liquidity are the cash flows of its operating divisions and cash available from its credit facilities. At September 30, 2001, the Company had $2.9 million in cash and cash equivalents and $45.0 million of indebtedness outstanding, which consists primarily of borrowings on its credit facilities. In accordance with its Credit Agreement, the Company must comply with various loan covenants including: (i) maintenance of certain financial performance metrics; (ii) restrictions on additional indebtedness; and (iii) restrictions on liens, guarantees, advances and dividends.

     In July 1999, the Company and the Lender Group entered into a forbearance agreement with respect to the Company's noncompliance with certain financial covenants of its $100 million Credit Agreement. On August 27, 1999, the Company and the Lender Group entered into a Third Amendment to Forbearance Letter Agreement and Amendment Agreement (the "Third Amendment") pursuant to which, among other things, the Lender Group agreed to a forbearance of their rights and remedies under the Credit Agreement and prior forbearance agreements through November 15, 1999. As of November 15, 1999, the Company and the Lender Group entered a Fourth Amendment to Forbearance Letter Agreement and Amendment Agreement (the "Fourth Amendment") by which the Lender Group extended their agreement to forbear, together with the maturity of the Credit Agreement, through February 15, 2000. The Fourth Amendment, among other things, effected a permanent reduction of the Company's credit limit from $100 million to approximately $51 million and required the Company to pay certain extension fees. As of March 1, 2000, the Company and the Lender Group entered a Fifth Amendment Agreement (the "Fifth Amendment") in which the Lender Group extended their agreement to forbear through February 28, 2001. As of May 15, 2000, the Company and the Lender Group entered a First Amendment to the Fifth Amendment. The Fifth Amendment and First Amendment to the Fifth Amendment set forth certain permanent debt reduction requirements on or before certain dates prior to February 28, 2001. The Company was required to pay $8 million by August 1, 2000, $10 million by December 31, 2000, $50,000 each month from June to August 2000, $125,000 each month beginning September 2000 and thereafter, and an extension fee of $650,000. On July 27, 2000 the Lender Group agreed to accept a cash payment of $2.7 million and the assignment of the contingent payments related to the sale of the Safari Solutions unit in lieu of the $8.0 million payment due on August 1, 2000. The Company did not make any principal payments under the schedule after the December 1, 2000 scheduled payment. In addition, the Company did not pay interest from November 1, 2000 through April 1, 2001, nor did it pay the final portion of the extension fee of $175,000 due on February 28, 2001.

RECENT DEVELOPMENTS

     Effective April 1, 2001, the Company and the Lender Group reached agreement in principle to a restructuring of the Company's Credit Agreement. The Company and the Lender Group finalized this Credit Agreement on August 24, 2001 (attached hereto as Appendix A). Under the Credit Agreement, the restructuring will include a four-year Credit Agreement, consisting of four promissory notes. Note A is a $15 million note bearing interest at the Prime rate plus 0.5%. Quarterly principal payments of $250,000 begin on September 30, 2001, increase to $400,000 per quarter on March 31, 2002 and to $525,000 per quarter on March 31, 2003 with a balloon payment on March 31, 2005. In addition, Note A allows for amortization payments made by the Company to be available as a revolving Credit Agreement up to $500,000. Note B is a $12 million note which is interest free until February 28, 2003 at which time interest will accrue at a rate of 15% with the first interest payment due on April 1, 2003. A balloon payment of $12 million is due on Note B on March 31, 2005. Note C represents a continuation of a $5 million letter of credit for trade suppliers, which expires March 31, 2005. Note D represents the remaining principal balance plus accrued interest through April 1, 2001 under the previous Credit Agreement, or approximately $12.1 million, as a note due January 2, 2002. Note D will be cancelled upon approval of stockholders to the Restructuring and the issuance of equity to the Lender Trust.

     Effective April 1, 2001, the Company and Earn-out Creditor, Marbury Manor LLC ("Marbury"), reached agreement in principle, subject to final documentation, to a restructuring of the earn-out liability due to Marbury. The Company and Marbury finalized this agreement on September 27, 2001 (the "Marbury Agreement") (attached hereto as Appendix B). Under the Marbury Agreement, the total liability of $4.8 million to Marbury in cash and equity has been restructured in a format similar to the Credit Agreement with two notes for $1.87 million and $1.5 million which have terms comparable to the Note A and B, respectively, of the Credit Agreement. The remaining portion of the earn-out liability of $1.4 million will be converted to 2,215,411 shares of Common Stock (priced at $0.06 per share) following approval of the stockholders to the Restructuring. Following consummation of the Restructuring and the issuance of the shares, Marbury will hold shares representing 9.3% of the Company.

     On November 2, 2001, the Company entered into a Settlement Agreement with Howard Schapiro, who is a former employee of the Company and former owner of InVenture Group, Inc., with respect to settlement of the earn-out obligation to Schapiro in the amount of $1 million in cash that is currently accrued (the "Schapiro Agreement"). Under the Schapiro Agreement, Mr. Schapiro will receive promissory notes in the aggregate amount of $700,000 and 415,390 newly issued shares of the Company's Common Stock, at a price of $0.06 per share, in exchange for the $1 million of indebtedness to Mr. Schapiro. Following consummation of the Restructuring and the issuance of the shares, Mr. Schapiro will hold shares representing 1.6% of the Company. A copy of the Schapiro Agreement is attached as Appendix C to this Proxy Statement.

     Issuance of shares to Marbury and Mr. Schapiro is contingent upon the approval of the Restructuring and reverse stock split discussed below.

     On September 29, 2000, certain former stockholders of Federal Computer Corporation, a company acquired by the Company in February 1998, filed a lawsuit against the Company in the U.S. District Court, District of Maryland (George R. Blick, Charles F. Crowe, Louis J. Fisher, R. Joseph Market, William E. Hummel and Hartland Group LLC v. Condor Technology Solutions, Inc.), claiming $4.5 million of earn-out consideration, in cash and stock. On September 18, 2001, the court issued an order awarding plaintiffs $1,575,000 in cash and 2,954,545 shares of the Company's Common Stock. The Company intends to issue the shares at the soonest practicable time and has proposed to satisfy its cash payment obligation in the form of promissory notes. The Company can give no assurances at this time that such proposal will be acceptable to the plaintiffs.

     The Credit Agreement and restructuring of earn-out liabilities allows the Company to extend payment of its remaining debt and maintain its working capital to support current operations.

DEBT STRUCTURE; CREDIT AGREEMENT FORBEARANCE

     Based on the operational performance of the Company in calendar years 1999 and 2000 and the first half of 2001, and despite the sales of principal business units of the Company during that time, the Company's capital structure remains highly leveraged.

     Prior to August 24, 2001, the Company was not in compliance with the terms of Credit Agreement with the Lender Group. In addition, the Company was unable to obtain additional working capital under its Credit Agreement and relied on cash flow of current operations to fund its operations. Accordingly, absent the forbearance of the Lender Group, the Company faced imminent acceleration of these loans.

     The Restructuring will substantially reduce the Company's indebtedness. At September 30, 2001, the Company's balance sheet reflected $45.0 million in outstanding short and long-term debt (not including other liabilities). Adjusted for the Restructuring, such debt would be reduced to approximately $38.8 million on a pro forma basis. See "PRO FORMA FINANCIAL STATEMENTS."

DETERMINATION OF STOCK PRICE IN CONNECTION WITH RESTRUCTURING

     On August 24, 2001, the effective date of the Credit Agreement, the closing market price for the Company's Common Stock as quoted on the OTC Pinksheets was $0.06 per share. This price is being arbitrarily used as the price per share for all issuances related to the Restructuring to the Lender

Group. The same price is being used for purposes of valuing shares issued in connection with the settlement agreements with Marbury and Mr. Schapiro. We can make no assurances that such pricing is indicative of the Company's current valuation.


RESTRUCTURING ALTERNATIVE TO CHAPTER 11 REORGANIZATION OR LIQUIDATION

     The Company has also considered the option of seeking protection under the reorganization provisions of Chapter 11 of the United States Bankruptcy Code. The Company believes that its current cash flow and other operational difficulties would not permit reorganization and that any filing under the reorganization provisions would lead to liquidation of the Company. In the event of bankruptcy, all of the outstanding indebtedness of the Company, totaling approximately $45.0 million at September 30, 2001, would rank senior in right of payment to the holders of the Company's Common Stock. Since the Company's outstanding debt to the Lender Group has been secured by substantially all of the Company's assets, and management believes that the value of the Company's assets in a liquidation would be substantially less than the Company's aggregate indebtedness, there may not be any assets left in the Company for distribution to the Company's stockholders after payment of its outstanding debt.

     If the closing of the Restructuring of the Company's debt cannot be consummated by January 2, 2002, then the Company may have no alternative other than to file for protection under Chapter 11 or Chapter 7 of the United States Bankruptcy Code and proceed to liquidate its assets. In that event, the Company does not anticipate that any assets would be available for distribution to the stockholders after payment of outstanding secured and unsecured debt.

                         PROPOSAL 2 - THE RESTRUCTURING

EXCHANGE OF OUTSTANDING INDEBTEDNESS FOR COMMON STOCK AND PROMISSORY NOTES

     Upon closing the Restructuring, after giving effect to the Reverse Stock Split, $12.1 million principal amount of such indebtedness under the Credit Agreement will be exchanged for 15,230,954 newly issued shares of Common Stock, at a price of $0.06 per share.


REQUIRED APPROVAL

     Consummation of the Restructuring requires the affirmative vote of a majority of the shares of Common Stock outstanding. Except for the other conditions precedent set forth in the Credit Agreement, no other individual or governmental approvals material to the completion of the Restructuring are necessary.


BOARD OF DIRECTORS RECOMMENDATION

     Management recommends that stockholders approve the Restructuring in order to satisfy the requirements of Note D of the Credit Agreement, the Marbury Agreement and the Schapiro Agreement. The Board of Directors believes that the Restructuring has been structured in the best interests of all the Company's stockholders. In that regard, the Board of Directors considered the interests of the public stockholders, in negotiating the terms of the Restructuring to ensure that the Restructuring would be fair to the stockholders. The Board of Directors recommends a vote "FOR" this proposal.

                         PRO FORMA FINANCIAL STATEMENTS

     Set forth below are the unaudited pro forma financial statements of the Company as of and for the nine months ended September 30, 2001. The unaudited pro forma condensed consolidated balance sheet and statement of operations are not necessarily indicative of what the actual financial position or the results of operations would have been as of and for the nine months ended September 30, 2001, nor does it purport to represent the total financial position of the Company.

     The Company has calculated a pro forma gain based on the restructuring of its Credit Agreement in accordance with SFAS 15 "Accounting by Debtors and Creditors for Troubled Debt Restructurings". The estimated pro forma gain was calculated based on the difference between the carrying value of the debt plus accrued interest less the future principle, interest and estimated equity ownership under the restructured Credit Agreement. The Company has presented an unaudited pro forma balance sheet as of September 30, 2001 as if the restructuring of the Credit Agreement and contingent purchase liabilities had taken place as of September 30, 2001. The Company has presented unaudited pro forma income statements for the nine months ended September 30, 2001 and the year ended December 31, 2000 as if the restructuring of the Credit Agreement and contingent purchase obligations had occurred at the beginning of the period shown.

                       CONDOR TECHNOLOGY SOLUTIONS, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2001
                       (IN THOUSANDS, EXCEPT SHARE DATA)
                                   (UNAUDITED)

                                                                                PRO FORMA       PRO FORMA
                                                                  ACTUAL       ADJUSTMENTS     AS ADJUSTED
                                                              -------------   -------------   ------------
                           ASSETS
CURRENT ASSETS:
 Cash and cash equivalents                                     $    2,890       $     --       $    2,890
 Restricted cash                                                    1,334             --            1,334
 Accounts receivable (net of allowance of $4,236)                   9,049             --            9,049
 Prepaids and other current assets                                  2,140             --            2,140
                                                               ----------       --------       ----------
   Total current assets                                            15,413             --           15,413

PROPERTY AND EQUIPMENT, NET                                         1,077             --            1,077
GOODWILL AND OTHER INTANGIBLES, NET                                43,167           (766)          42,401
OTHER ASSETS                                                          831             --              831
                                                               ----------       --------       ----------
   TOTAL ASSETS                                                $   60,488       $   (766)      $   59,722
                                                               ==========       ========       ==========
   LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
 Accounts payable                                              $    7,637       $     --       $    7,637
 Accrued expenses and other current liabilities                     5,366             --            5,366
 Deferred revenue                                                   1,326             --            1,326
 Current portion of long-term debt                                  4,407             --            4,407
                                                               ----------       --------       ----------
   Total current liabilities                                       18,736             --           18,736

LONG-TERM DEBT                                                     40,583         (6,191)          34,392
OTHER LONG-TERM OBLIGATIONS                                         1,599             --            1,599
                                                               ----------       --------       ----------
    Total liabilities                                              60,918         (6,191)          54,727

COMMITMENTS AND CONTINGENCIES                                          --             --               --
STOCKHOLDERS' EQUITY (DEFICIT):
 Preferred stock, $.01 par value, 1,000,000 authorized;
   none outstanding                                                    --             --               --
 Common stock, $.01 par value; authorized 49,000,000
   shares: issued and outstanding, 15,299,486 (actual) and
   26,988,771 (pro forma) shares at September 30, 2001                153            116              269
 Additional paid-in capital                                       125,026          1,133          126,159
 Accumulated deficit                                             (125,627)         4,176         (121,451)
 Accumulated other comprehensive income                                18             --               18
                                                               ----------       --------       ----------
   Total stockholders' equity (deficit)                              (430)         5,425            4,995
                                                               ----------       --------       ----------
 TOTAL LIABILITIES AND STOCKHOLDERS'
   EQUITY (DEFICIT)                                            $   60,488       $   (766)      $   59,722
                                                               ==========       ========       ==========


             See the accompanying pro forma adjustment explanation.

                       CONDOR TECHNOLOGY SOLUTIONS, INC.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)







                                       NINE MONTHS ENDED SEPTEMBER 30, 2001        YEAR ENDED DECEMBER 31, 2000
                                     ---------------------------------------- ---------------------------------------
                                                    PRO FORMA     PRO FORMA                  PRO FORMA     PRO FORMA
                                        ACTUAL     ADJUSTMENTS   AS ADJUSTED     ACTUAL     ADJUSTMENTS   AS ADJUSTED
                                     ------------ ------------- ------------- ------------ ------------- ------------
IT service revenues                   $  38,078                   $  38,078    $  77,770                  $  77,770
Product revenues                         17,321                      17,321       38,419                     38,419
                                      ---------                   ---------    ---------                  ---------
Total revenues                           55,399                   $  55,399      116,189                    116,189
                                      =========                   =========    =========                  =========
Cost of IT services                      24,367                      24,367       51,361                     51,361
Cost of products                         14,998                      14,998       30,263                     30,263
                                      ---------                   ---------    ---------                  ---------
Total cost of revenues                   39,365                      39,365       81,624                     81,624
                                      =========                   =========    =========                  =========
Gross profit                             16,034                      16,034       34,565                     34,565
Selling, general and administrative
 expenses                                16,630                      16,630       37,181                     37,181
                                      ---------                   ---------    ---------                  ---------
Loss before depreciation,
 amortization and other
 non-recurring charges                     (596)                       (596)      (2,616)                    37,181
Depreciation and amortization             4,322                       4,322        6,676                      6,676
Impairment of long-lived assets           9,400                       9,400        5,406                      5,406
Gain on sale of subsidiaries, net          (548)                       (548)      (4,427)                    (4,427)
Other costs                                 771                         771        3,341                      3,341
                                      ---------                   ---------    ---------                  ---------
Loss from operations                    (14,541)                    (14,541)     (13,612)                   (13,612)
Interest and other income
 (expense), net                          (1,682)       1,413           (269)      (6,312)       5,705          (607)
                                      ---------        -----      ---------    ---------        -----     ---------
Income (loss) before income taxes
 and extraordinary item               $ (16,223)      $1,413      $ (14,810)   $ (19,924)      $5,705     $ (14,219)
                                      =========       ======      =========    =========       ======     =========

* A pro forma gain of $4.2 and $2.8 million is included as an extraordinary item for the nine months ended September 30, 2001 and the year ended December 31, 2000, respectively.


             See the accompanying pro forma adjustment explanation.

PRO FORMA ADJUSTMENTS

     The following table summarizes unaudited adjustments to the pro forma consolidated balance sheet at September 30, 2001 (in thousands):


                                                                                                       TOTAL
                                                                                                     PRO FORMA
                                     (A)         (B)           (C)           (D)          (E)       ADJUSTMENTS
                                   -------   -----------   -----------   -----------   ---------   ------------
Goodwill and other intangibles,
 net                                $  --     $     --       $  (554)      $  (212)     $   --       $   (766)
Long-term debt                         --       (5,090)         (687)         (237)       (177)        (6,191)
Common stock                          (91)         152            22             4          29            116
Additional paid in capital             91          762           111            21         148          1,133
Accumulated deficit                 $  --     $  4,176       $    --       $    --      $   --       $  4,176

----------------
(A) Reflects a reclassification of additional paid-in-capital to effect the Reverse Stock Split for current stockholders.

(B) Reflects the exchange of the Company's outstanding indebtedness under Note D for a 55% share of the Company's Common Stock following the Reverse Stock Split. The balance of Note D is reduced by estimated accrued interest for the term of the agreement and the value of the stock received by the Lender Group and is recorded as an extraordinary gain for forgiveness of indebtedness in accordance with SFAS 15.

(C) Reflects the exchange of the Company's outstanding indebtedness under the remaining portion of Marbury's earn-out liability of $1.43 million for 8% of the Company's outstanding Common Stock following the Reverse Stock Split. The $1.43 million balance is reduced by estimated accrued interest for the term of the agreement and the value of the stock received by Marbury and is recorded as a reduction of goodwill.

(D) Reflects the exchange of the Company's outstanding indebtedness under Schapiro's earn-out liability of $0.3 million for 1.5% of the Company's outstanding Common Stock following the Reverse Stock Split. The $0.3 million balance is reduced by estimated accrued interest for the term of the agreement and the value of the stock received by Schapiro is recorded as a reduction of goodwill.

(E) Reflects the issuance of shares in accordance with a court order in effect for the payment of the Federal Computer Company earn-out liability.

     For the nine months ended September 30, 2001, pro forma adjustments to interest and other expense, net in the pro forma consolidated statement of operations include a reduction of interest expense of $1.1 million on the Company's debt as well as a $0.3 million reduction of financing costs, including amortization of deferred financing costs, assuming that the new Credit Agreement was in place at the beginning of the period. A pro forma gain of $4.2 million is included as an extraordinary item for the nine months ended September 30, 2001 based on the difference between the carrying value of the debt plus unpaid accrued interest less the future principal, interest and estimated equity ownership under the restructured Credit Agreement.

     For the year ended December 31, 2000, pro forma adjustments to interest and other expense, net in the pro forma consolidated statement of operations include a reduction of interest expense of $4.8 million on the Company's debt as well as a $0.9 million reduction of financing costs, including amortization of deferred financing costs, assuming that the new Credit Agreement was in place at the beginning of the period. A pro forma gain of $2.8 million is included as an extraordinary item for the twelve months ended December 31, 2000 based on the difference between the carrying value of the debt plus unpaid accrued interest less the future principal, interest and estimated equity ownership under the restructured Credit Agreement.

     The pro forma financial data do not purport to represent what the Company's financial position would actually have been if such transaction in fact had occurred on September 30, 2001 and is not necessarily representative of the Company's financial position at any future date.

                             THE REVERSE STOCK SPLIT

     In connection with the Restructuring proposal, the Board of Directors has adopted and proposes that the stockholders approve, an amendment to the Company's Certificate of Incorporation, which would effect on the Closing Date of the Restructuring a reverse stock split of the outstanding shares of the Company's Common Stock, whereby every two shares of Common Stock will automatically be reverse split into one share of Common Stock (the "Reverse Stock Split"). The par value of $0.01 per share will not change. There will be no change in the rights of the stockholders holding Common Stock after the Reverse Stock Split. In lieu of issuing fractional shares, the Company will round up fractional shares to the nearest whole number of shares.

     The proposed Reverse Stock Split will have the effect of increasing the number of shares of Common Stock available to be issued, and thereby making it possible to issue 15,230,954 shares to the Lender Group pursuant to the Credit Agreement and 2,630,801 shares to Marbury Manor LLC and Howard Schapiro. In the event that the Reverse Stock Split is approved by the stockholders but the Restructuring is not, the Board reserves the right not to effect the split.

     The Company's Certificate of Incorporation currently authorizes the issuance of 49,000,000 shares of Common Stock, of which 15,299,486 shares are currently outstanding. Without the Reverse Stock Split, the Company would not have an adequate amount of authorized, unissued and unreserved shares of Common Stock to effect the Restructuring. After the Reverse Stock Split and upon consummation of the Restructuring, the Company will have 22,011,229 shares still available for future issuance.

AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION

     To effect the one-for-two Reverse Stock Split, the Board of Directors of the Company has adopted a resolution setting forth the following amendment to the Company's Restated Certificate of Incorporation (the "Reverse Stock Split Amendment"), declaring its advisability and calling the Annual Meeting of Stockholders to approve such amendment in connection with the Restructuring, to which this proxy statement relates. The Company's Amended and Restated Certificate of Incorporation will be amended in order to effect the Reverse Stock Split. Specifically, the first paragraph of Article Fourth of the Company's Amended and Restated Certificate of Incorporation will be amended such that said paragraph shall read as follows:

       "The total number of shares of all classes of stock which the Corporation shall have the authority to issue is fifty million (50,000,000) shares, of which one million (1,000,000) shares, designated as Preferred Stock, shall have a par value of one cent ($0.01) per share (the "Preferred Stock"), and forty-nine million (49,000,000) shares, designated as Common Stock, shall have a par value of one cent ($0.01) per share (the "Common Stock"). Upon filing of this Certificate of Amendment with the Secretary of State of the State of Delaware (the "Effective Date"), every two shares of Common Stock outstanding immediately prior to the Effective Date (the "Old Common Stock") shall be automatically reclassified and continue (the "Reverse Stock Split"), without any action on the part of the holder thereof, as one share of Common Stock, par value of one cent ($0.01) per share (the "New Common Stock"). The Company shall not issue fractional shares on account of this Reverse Stock Split. The Company will round such fractional shares up to the nearest whole number of shares."

     The Reverse Stock Split, if approved by stockholders and implemented by the Board of Directors, in its discretion, will become effective (the "Effective Date") upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment to the Amended and Restated Certificate of Incorporation in substantially the form attached to the Proxy Statement as Appendix D. The Board of Directors reserves the right, notwithstanding stockholder approval, not to proceed with the Reverse Stock Split, if the Board determines that it is no longer in the stockholders' best interests.

EFFECTS OF REVERSE STOCK SPLIT

     Although the Reverse Stock Split will not, by itself, impact the Company's assets or prospects, the Reverse Stock Split could result in a decrease in the aggregate market value of the Company's Common Stock. If effected, the Reverse Stock Split will result in some stockholders owning "odd-lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of stockholders owning "odd-lots" are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares. As administrator of the 1997 Long-Term Incentive Plan, the Board of Directors of the Company has determined that the holders of Company stock options granted under that plan will be able to purchase a proportionately lower number of shares of Common Stock (one-for-two).

     Following the Reverse Stock Split, each share of Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to the Common Stock prior to the Reverse Stock Split. The Reverse Stock Split will also have no effect on the number of authorized shares of Common Stock. The Reverse Stock Split will also not affect the par value of the Common Stock. As a result, on the effective date of the Reverse Stock Split, the stated capital of the Company's balance sheet attributable to Common Stock will be reduced by approximately $0.91 million from its present amount, and the additional paid in capital account will be credited with the amount by which the stated capital is reduced.

EXCHANGE OF CERTIFICATES; NO FRACTIONAL SHARES

     Upon filing of the amendment to the Company's Certificate of Incorporation effecting the Reverse Stock Split, every two outstanding common shares will automatically, without any further action of the stockholder, be deemed to represent one share of common stock.

     NO FRACTIONAL SHARES OF COMMON STOCK WILL BE ISSUED IN CONNECTION WITH THE PROPOSED REVERSE STOCK SPLIT. ASSUMING THE APPROVAL OF THE REVERSE STOCK SPLIT, A STOCKHOLDER WHO WOULD OTHERWISE BE ENTITLED TO RECEIVE A FRACTIONAL SHARE OF COMMON STOCK WILL RECEIVE ONE ADDITIONAL SHARE OF COMMON STOCK.

     DO NOT SURRENDER OR SEND US YOUR STOCK CERTIFICATES AT THIS TIME. AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE, OUR EXCHANGE AGENT WILL SEND YOU A LETTER OF INSTRUCTIONS CONTAINING THE INSTRUCTIONS FOR THE SURRENDER OF YOUR STOCK CERTIFICATES.

     The Company's transfer agent, American Stock Transfer and Trust Company, will serve as the exchange agent in connection with the Reverse Stock Split. As soon as practicable after the effective date of the Reverse Stock Split, our exchange agent will send to stockholders a letter containing instructions for the surrender of their stock certificates. After the old certificates are surrendered, a certificate representing the number of post-Reverse Stock Split shares will be issued and sent to stockholders. Each old common stock certificate will continue to be valid and represent shares equal to one-half of the shares held prior to the reverse split. The voting and other rights relating to the old common stock will not be altered by the Reverse Stock Split.

NO DISSENTERS' RIGHTS

     The Delaware General Corporation Law does not grant stockholders of a Delaware corporation with dissenter's rights or appraisal rights with respect to the Reverse Stock Split.

RESALE OF RESTRICTED SECURITIES

     The proposed amendment will not affect the transferability of shares of Common Stock or any present restriction on the sale thereof. Therefore, for purposes of determining the relevant holding period as prescribed by Rule 144 under the Securities Act of 1933, as amended, the shares of common stock to be issued to each stockholder after the effective date will be deemed to have been acquired on the date on which the stockholder acquired the shares of Common Stock held immediately prior to the effective date.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion summarizes the material federal income tax consequences of the Restructuring and the Reverse Stock Split to the Company and to the stockholders of the Company who are U.S. Holders. For purposes hereof, a U.S. Holder is any stockholder of the Company, or any partner in a partnership which is a stockholder of the Company, if such stockholder or partner is (i) a U.S. citizen or resident alien individual, (ii) a corporation organized under the laws of the U.S. or any state, (iii) an estate the income of which is subject to U.S. federal income tax without regard to source or (iv) a trust if a court is able to exercise primary supervision over its administration and one or more U.S. persons have authority to control all substantial decisions of the trust. This discussion is based on the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing Treasury Regulations thereunder and current administrative rulings and court decisions, all of which are subject to differing interpretation and all of which are subject to change.

     Moreover, this discussion does not purport to address all aspects of U.S. federal income taxation that may be relevant to any particular stockholder of the Company in light of his or her individual circumstances. In addition, it does not address any tax consequences to the stockholders of the Company subject to special rules under federal income tax law, including insurance companies, tax exempt organizations, financial institutions, broker dealers, foreign individuals or entities, stockholders who hold their stock as part of a hedge, appreciated financial position, straddle, conversion transaction or other risk reduction transaction and stockholders who do not hold their stock as capital assets. ACCORDINGLY, STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS FOR AN ANALYSIS OF THE EFFECT OF THE REVERSE STOCK SPLIT ON THEIR RESPECTIVE TAX SITUATIONS, INCLUDING CONSEQUENCES UNDER APPLICABLE STATE TAX LAWS.

     Consequences of the Reverse Stock Split. The Reverse Stock Split will be treated as a tax-free Restructuring of the Company for federal income tax purposes. Therefore, neither the Company nor its stockholders will recognize any gain or loss for federal income tax purposes as a result thereof.

     The shares of Common Stock to be issued to each stockholder will have an aggregate basis, for computing gain or loss, equal to the aggregate basis of the shares of common stock held by the stockholder immediately prior to the Closing Date. A stockholder's holding period for the shares of Common Stock to be issued will include the holding period for shares of Common Stock exchanged therefor.

     Effects of the Restructuring on the Company

     Ownership Change. If a corporation undergoes an "Ownership Change", the use of such corporation's pre-Ownership Change net operating losses ("NOLs") following such Ownership Change will be limited. In general, following an Ownership Change, the pre-change NOLs may be used in any one year to offset an amount of income equal to a fixed rate of return multiplied by the value of such corporation on the date the Ownership Change occurs ("382 Limitation"). The Restructuring will cause the Company to undergo an Ownership Change, which will cause the Company's pre-Ownership Change NOLs to be subject to a Section 382 Limitation. However, the Company can still use its pre-Ownership Change NOLs without limitation against gains recognized by the Company after the Ownership change if (i) such gains arise from "built in gains" existing in the Company's assets prior to the Ownership Change and (ii) the Company is treated as having "net unrealized built-in gain" in excess of certain statutory thresholds immediately prior to the Ownership Change (discussed below).

     Cancellation of Debt From the Restructuring. In connection with the Debt Restructuring, the Company will recognize gross income of approximately $12.1 million from the discharge of indebtedness ("COD Income"). However, such COD Income will be excluded from the Company's gross income to the extent the Company is considered to be insolvent immediately before the recognition of the COD Income ("Insolvency Exclusion"). The Company would be considered insolvent for purposes of the Insolvency Exclusion to the extent that its liabilities exceed the fair market value of its assets immediately before the Restructuring. However, the Insolvency Exclusion applies only to the extent the Company is insolvent.

     If it is ultimately determined that the Company is not insolvent, the Company would be required to include the COD Income from the Restructuring in its gross income. Although the Company has NOLs in excess of the amount of COD Income that it will recognize from the Restructuring, because the Company will undergo an Ownership Change from the Restructuring, the use of the Company's NOLs would be subject to the 382 Limitation. However, under an exception to the Ownership Change rules noted above, if the Company has "net unrealized built in gains" ("NUBIG") in its assets in excess of certain statutory threshold amounts immediately prior to the Ownership Change, the 382 Limitation would be increased by income recognized by the Company which arises from "built in gains" existing in the Company's assets prior to the Ownership Change. COD Income recognized by the Company from the Restructuring should constitute such a recognized "built in gain". Moreover, the Company believes that it will have NUBIG in excess of such statutory thresholds immediately prior to the Ownership Change which would therefore allow it to use its NOLs in full to offset the COD Income from the Restructuring. Therefore, the COD income from the Restructuring should not give rise to taxable income either under the Insolvency Exclusion or because the Company has enough NUBIG immediately prior to the Ownership Change.

                                   PROPOSAL 3
                        THE REVERSE STOCK SPLIT AMENDMENT

GENERAL

     The Board of Directors has unanimously adopted a resolution declaring advisable, and recommending to the Company's stockholders for their approval, an amendment to Article Second of the Company's Certificate of Incorporation authorizing a Reverse Stock Split at the ratio of one share of Common Stock for each two shares outstanding (one-for-two) (previously named in this Proxy Statement as the "Reverse Stock Split"). The Board of Directors may, in its discretion, elect not to effect the Reverse Stock Split in the event that the requisite stockholders approval for PROPOSAL 2 is not obtained.

REQUIRED APPROVAL

     The Reverse Stock Split requires the affirmative vote of a majority of the shares of Common Stock outstanding. The Reverse Stock Split will be effective upon filing with the Secretary of the State of Delaware of the Amendment to the Company's Restated Certificate of Incorporation.

BOARD OF DIRECTORS RECOMMENDATION

     The Board of Directors believes that the Reverse Stock Split has been structured in the best interests of all the Company's stockholders. In that regard, the Board of Directors considered the interests of the public stockholders, in negotiating the terms of the Restructuring to ensure that the Reverse Stock Split would be fair to the stockholders. The Board of Directors recommends a vote "FOR" this proposal.

                                   PROPOSAL 4
                       APPROVAL OF INDEPENDENT ACCOUNTANTS

     On August 3, 2000, the Company dismissed PricewaterhouseCoopers LLP and changed its independent accountants from PricewaterhouseCoopers LLP to BDO Seidman, LLP, effective August 14, 2000. The Board of Directors, upon the recommendation of the Audit Committee, has selected BDO Seidman, LLP, independent accountants, as auditors of the Company to examine and report to stockholders on the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending on December 31, 2001.

     In connection with its audits for fiscal years 1998 and 1999 and through August 14, 2000, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years. Through August 14, 2000, there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v) except that in connection with its audit of the December 31, 1999 financial statements, PricewaterhouseCoopers LLP reported material weaknesses in the Registrant's internal control relative to the revenue cycle and associated contracting process and the accounts receivable and collection process. The Company has since revised and improved its internal operating policies and procedures that addressed such concerns. Management of the Company is of the opinion that such material weaknesses have been substantially corrected. PricewaterhouseCoopers LLP is not in a position to comment on the effectiveness of such operating policies and procedures. PricewaterhouseCoopers LLP has not advised the Company that information has come to its attention that has led them to no longer be able to rely on management's representations, or that has made PricewaterhouseCoopers LLP unwilling to be associated with the financial statements prepared by management of the Company.

     The following table sets forth fees billed or expected to be billed to the Company by BDO Seidman, LLP for 1) services rendered for the audit of the Company's annual financial statements for fiscal year 2000 and review of quarterly financial statements, 2) services rendered during fiscal year 2000 for provision of any financial information systems design and implementation, and 3) all other fees for services rendered during fiscal year 2000.



Audit Fees ...........................................................    $220,800
Financial Information Systems Design and Implementation Fees .........         -0-
All Other Fees .......................................................      64,490

     The Audit Committee has considered whether the provision by BDO Seidman, LLP of non-audit services described above is compatible with maintaining its independence.

     Representatives of BDO Seidman, LLP, will be present at the Meeting and will be given an opportunity to make a statement. They also will be available to respond to appropriate questions from stockholders. Representatives of PricewaterhouseCoopers LLP will not be present at the Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends a vote "FOR" approval of appointment of BDO Seidman, LLP, as independent accountants for the year ending December 31, 2001.

REQUIRED APPROVAL

     Appointment of BDO Seidman, LLP as independent accountants requires a majority of the votes cast at a meeting of stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock of the Company as of October 31, 2001, by (i) each person known to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) each of the Company's directors; (iii) each named executive officer; and (iv) all executive officers and directors as a group. Unless otherwise indicated, all persons listed have an address in care of the Company's principal executive offices and have sole voting and investment power with respect to their shares.



NAME                                                               NUMBER       PERCENT
-------------------------------------------------------------   ------------   --------
Michael Louden(1)                                                  728,286        4.8%
Kennard F. Hill(2)                                                 229,493        1.5
Michael G. Paglaiccetti                                             70,162          *
John F. McCabe                                                      53,977          *
Ann Torre Grant(3)                                                  19,000          *
Dennis E. Logue(3)                                                  15,200          *
William M. Newport(3)                                               15,000          *
Peter T. Garahan(3)                                                 15,000          *
W. Michael Robbins                                                      --          *
All directors and executive Officers as a group (9 persons)      1,146,118        7.5%

----------------
 * less than 1.0%
1. Of this total, 600,000 shares are held by Marbury Manor, LLC, of which Mr. Louden has voting control.
2. Of this total, 155,000 shares are owned of record by the Hill-Craft Irrevocable Family Trust, of which Mr. Hill and his spouse, Shirley Craft, are trustees and share voting power and investment power with respect to such shares.
3. The amount shown includes options to purchase 15,000 shares of Common Stock that are currently exercisable.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than ten percent (10%) of the Common Stock (collectively, "Reporting Persons") to file initial reports of ownership and reports of changes of ownership of the Common Stock with the Securities and Exchange Commission ("SEC"). Reporting Persons are required to furnish the Company with copies of all forms that they file under Section 16(a). Based solely upon a review of the copies of such forms received by the Company or written representations from Reporting Persons, the Company believes that all Reporting Persons complied with all applicable filing requirements under Section 16(a) in 2000.

                      PERFORMANCE MEASUREMENT PRESENTATION

     The following graph shows a comparison of the cumulative total returns for an investment in the Company's Common Stock, the Nasdaq Composite Index and the Nasdaq Computer & Data Processing Services Index. Although the SEC requires the Company to present a graph for a five year period, the Common Stock has been publicly traded only since February 5, 1998 and, as a result, the following chart commences as of such date.

     The comparison assumes the investment of $100 on February 5, 1998, in the Company's Common Stock and in each of the indices and, in each case, assumes reinvestment of all dividends.

                               [GRAPHIC OMITTED]


                                                                   FOR THE PERIODS ENDED
                                                     -------------------------------------------------
                                                        2/5/98      12/31/98     12/31/99     12/31/00
                                                     -----------   ----------   ----------   ---------
Condor Technology Solutions, Inc.                        100.00        76.92        10.58        0.54
Nasdaq Composite Index                                   100.00       131.91       244.25      202.04
Nasdaq Computer & Data Processing Services Index         100.00       158.63       184.49      100.85

                              STOCKHOLDER PROPOSALS

     Stockholder proposals submitted for inclusion in the Proxy Statement for the 2002 Annual Meeting of Stockholders must be received by the Company at the Company's executive office in Baltimore, Maryland and must be submitted in accordance with Rule 14a-8 of the Exchange Act on or before December 13, 2001.

     All proposals intended to be submitted at the 2002 Annual Meeting of Stockholders which are not sought to be included in the proxy statement must be received by the Company at the Company's executive offices no later than December 31, 2001. However, in the event that the 2002 Annual Meeting of the Stockholders is more than 30 days before or more than 60 days after the anniversary date of the 2001 Annual Meeting, proposals to be considered timely must be received by the later of the 90th day prior to the 2002 Annual Meeting or the 10th day following public announcement of the meeting date.

                           FORWARD-LOOKING STATEMENTS

     Statements in this discussion regarding expectations, plans and future events or conditions are forward-looking statements. Actual future results, including financial performance, resolution of contingencies, attracting and retaining highly skilled personnel, and the effect of changes in interest rates and other market conditions, could differ materially depending on a number of factors. These factors include management's ability to implement plans successfully and on schedule, the outcome of contract negotiations, contract performance and other factors.

                           INCORPORATION BY REFERENCE

     The Company's audited financial statements and management's discussion and analysis for the fiscal year ended December 31, 2000, included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 are incorporated herein by reference and a copy of the Form 10-K is enclosed herewith.

                                 OTHER BUSINESS

     The Board of Directors does not intend to bring any other matter before the Meeting and does not know of any other business which others will present for consideration at the Meeting. Except as the Board of Directors may otherwise permit, only the business set forth and discussed in the Notice of Annual Meeting of stockholders and this Proxy Statement may be acted on at the Meeting. If any other business does properly come before the Meeting the proxy holders will vote on such matters according to their discretion.

     ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THANK YOU FOR YOUR PROMPT ATTENTION TO THIS MATTER.

                                                                     APPENDIX A


                       AMENDED, RESTATED AND CONSOLIDATED
                                CREDIT AGREEMENT

     THIS AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT (this "Agreement") is made as of August 24, 2001, by and among FIRST UNION NATIONAL BANK, as Collateral Agent, Administrative Agent and Issuing Lender (in all such capacities, the "Agent"), FIRST UNION NATIONAL BANK, as successor in interest to First Union Commercial Corporation, as Lender, ARK CLO 2000-1, LIMITED, as successor in interest to Fleet National Bank, as Lender, CITIZENS BANK OF MASSACHUSETTS, successor in interest to State Street Bank and Trust Company, as Lender, and MELLON BANK, N.A., as Lender (all of the foregoing, individually, a "Lender," and collectively, the "Lender Group") and CONDOR TECHNOLOGY SOLUTIONS, INC., COMPUTER HARDWARE MAINTENANCE COMPANY, INC., DECISION SUPPORT TECHNOLOGY, INC., FEDERAL COMPUTER CORPORATION, GLOBAL CORE STRATEGIES ACQUISITION, INC., INTERACTIVE SOFTWARE SYSTEMS INCORPORATED, INVENTURE GROUP, INC., LINC SYSTEMS CORPORATION, LOUDEN ASSOCIATES, INC., MANAGEMENT SUPPORT TECHNOLOGY CORP., MIS TECHNOLOGIES, INC., POWERCREW, INC., TITAN TECHNOLOGIES GROUP L.L.C., U.S. COMMUNICATIONS, INC., CORPORATE ACCESS, INC. and CONDOR SYSTEM SOLUTIONS, INC., as Borrowers (collectively, the "Borrowers").


                                   BACKGROUND

     A. The Lender Group has made available to the Borrowers numerous credit facilities pursuant to the terms and conditions of the documents set forth on Schedule A attached hereto and made a part hereof, and each of the documents executed in connection with such documents (collectively, the "Existing Loan Documents").

     B. The Borrowers have requested that the Lender Group restructure the Borrowers' payment obligations under the Existing Loan Documents and, in connection therewith, the Lender Group and the Borrowers wish to amend, restate and consolidate the terms and conditions of the Existing Loan Documents pursuant to the terms hereof. Accordingly, the Lender Group and the Borrowers, each intending to be legally bound hereby, agree as follows:


                                    ARTICLE 1


                                   DEFINITIONS

     1.1 Terms used herein that are defined in Schedule A shall have the meanings ascribed to them therein. The following terms shall have the following meanings in this Agreement:

     "Affiliate" shall mean any Subsidiary of any Borrower and any Person or entity that, now or hereafter, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common ownership or control with any Borrower or such Person. For purposes of this definition, the terms "control," "controls" and "controlled" shall refer to the power to determine the management or policies of a Person, whether resulting from an official position or capacity with such Person, direct or indirect beneficial ownership of at least twenty percent (20%) of the voting securities or other equity interests of such Person, or otherwise.

     "Agent" shall mean First Union National Bank, or any of its successors or assigns hereunder.

     "Agreement" shall mean this agreement, together with all exhibits, amendments, modifications and supplements hereto as may be in effect from time to time.

     "Borrowers" shall have the meaning specified in the initial paragraph of this Agreement, together with their heirs, personal representatives, administrators and assigns.

     "Business Day" shall mean any day upon which the Agent is open for business at its main office in Philadelphia, Pennsylvania.


     "Business Plan" shall have the meaning specified in Section 7.18 of this Agreement.


     "Capital Lease" shall mean any lease of property which, in accordance with GAAP, should be capitalized on the lessee's balance sheet.


     "Capital Lease Obligation" shall mean the amount of the liability which, according to GAAP, should be capitalized or disclosed with respect to a Capital Lease.


     "Closing" shall mean the execution and delivery to the Lender Group of all of the documents and instruments required by the terms of this Agreement and the closing of the transactions contemplated by this Agreement and satisfaction of all of the conditions precedent set forth in Article VI.


     "Closing Date" shall mean the date on which the Closing takes place.


     "Code" shall mean the Internal Revenue Code of 1986, as amended.


     "Condor"   shall   mean  Condor  Technology  Solutions,  Inc.,  a  Delaware
corporation.


     "Credit Facilities" shall mean the Term Loans (including Swingline Loans), the Letter of Credit Facility and the Obligations evidenced by the Remainder Note.


     "EBITDA" shall mean the Borrowers' consolidated net earnings plus interest expense, tax expense, depreciation expense and amortization expense, all calculated in accordance with GAAP.


     "Encumbrance" shall mean, as to any Person, any mortgage, lien, pledge, adverse claim, charge, security interest or other encumbrance in or on, or any interest or title of any vendor, lessor, lender to, or other secured party of the Person under any conditional sale or other title retention agreement or Capital Lease with respect to, any property or asset of the Person.


     "Environmental Laws" shall mean the Federal Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (section)(section) 9601, et. seq., the Federal Resource Conservation and Recovery Act, 42 U.S.C. (section)(section) 6901 et. seq., the Hazardous Materials Transportation Act, 49 U.S.C. (section)(section) 1801, et. seq., all other federal, state and local environmental or health laws applicable to the Borrowers or their businesses, operations or assets now or hereafter enacted, and all rules, regulations, orders and publications adopted or promulgated pursuant thereto from time to time.


     "ERISA" shall mean the federal Employee Retirement Income Security Act of 1974, as amended, and all rules, regulations, orders and publications adopted or promulgated pursuant thereto from time to time.


     "Event of Default" shall have the meaning set forth in Article IX of this Agreement.


     "Existing Facility" shall mean that certain Credit Agreement dated as of April 16, 1999, by an among Condor Technology Solutions, Inc., the Subsidiary Borrowers referenced therein, as borrowers, the Lenders referred to therein, and First Union National Bank, as Issuing Lender, Collateral Agent and Administrative Agent, and First Union Commercial Corporation, as Swingline Lender and Lender, as amended.


     "Existing Letters of Credit" shall mean the letters of credit described on Schedule A of this Agreement.


     "Existing Loan Documents" shall have the meaning specified in paragraph A of the Background section of this Agreement.


     "Existing Notes" shall mean the notes described in Schedule A of this Agreement.


     "Existing Obligations" shall have the meaning specified in Section 2.2 of this Agreement.

     "GAAP" shall mean generally accepted accounting principles in the United States, as in effect at the time of application to the provisions hereof, and consistently applied.


     "Guaranty" shall mean any guaranty or agreement to be a surety or other contingent liability (other than any endorsement for collection or deposit in the ordinary course of business), direct or indirect, with respect to any obligation of another Person.


     "Hazardous Materials" shall mean all materials of any kind which are flammable, explosive, toxic, radioactive or otherwise hazardous to animal or plant life or the environment, including, without limitation, "hazardous wastes," "hazardous substances" and "contaminants," as such terms are defined by Environmental Laws.


     "Indebtedness" as applied to a Person means, without duplication


        (i) all indebtedness of such Person for borrowed money;


       (ii) all obligation of such Person for the deferred purchase price of property and services (other than current trade payables incurred in the ordinary course of such Person's business);


      (iii) all   obligations   of  such  Person  evidenced  by  notes,  bonds,
      debentures or other similar instruments;


       (iv) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person;


        (v) all Capitalized Lease Obligations of such Person;


       (vi) all obligations of such Person, contingent or otherwise, as an account party under acceptable, letter of credit or similar facilities; and



      (vii) all guarantee obligations of such Person in respect of obligations of the kind referred to in clauses (i) through (vi) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligations.


     "L/C Commitment" shall mean the amount of the Letter of Credit Obligations on the Closing Date.


     "L/C Draw" shall have the meaning specified in Section 3.3(c)(i) of this Agreement.


     "L/C Obligations" means at any time, an amount equal to the sum of (a) the aggregate undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 3.3 of this Agreement.


     "L/C Principal" shall have the meaning specified in Section 3.3(c)(ii) of this Agreement.


     "Lender Group" shall have the meaning specified in the initial paragraph of this Agreement, together with its successors and assigns.


     "Letters of Credit" shall have the meaning specified in Section 3.3(a) of this Agreement.


     "Letter of Credit Facility" shall mean the letter of credit facility established pursuant to Section 3.3(a) of this Agreement.


     "Letter of Credit Note" shall mean the Letter of Credit note as defined, and more specifically set forth, in Sections 3.3(c) of this Agreement, together with all amendments, modifications, replacements, extensions and renewals thereof as may be in effect from time to time.

     "Loan Documents" shall mean all of the Restructuring Documents and all agreements, amendments, certificates, financing statements, schedules, reports, notices, and exhibits now or hereafter executed or delivered in connection with any of the foregoing, as may be in effect from time to time.

     "Notes" shall mean the Term Notes, the Swingline Note, the Letter of Credit Note and the Remainder Note.

     "Obligations" shall mean the obligations of each of the Borrowers, jointly and severally, to:

     (a) pay the principal, interest, commitment fees and any other liabilities of any Borrower of the Lender Group under this Agreement and the other Loan Documents in accordance with the terms thereof;

     (b) satisfy all of the other direct or indirect liabilities, advances, debts, obligations, covenants and duties of any Borrower to the Lender Group, whether hereunder or otherwise, whether now existing or hereafter incurred, whether or not evidenced by any note or other instrument, matured or unmatured, direct, absolute or contingent, joint or several, primary or secondary, due or to become due, including any extensions, modifications, renewals thereof and substitutions therefor;

     (c) repay the Lender Group all amounts advanced by the Lender Group hereunder or otherwise on behalf of any Borrower, including, but without limitation, advances for principal or interest payments to prior secured parties, mortgagors or lienors, or for taxes, levies, insurance, rent, wages, repairs to or maintenance or storage of any collateral; and

     (d) reimburse the Lender Group, on demand, for all of the Lender Group's expenses and costs, including the reasonable fees and expenses of its counsel and consultant, in connection with the negotiation, preparation, administration, amendment, modification, or enforcement of this Agreement and the documents required hereunder, including all amounts payable under Section 11.3 hereof.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation.

     "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, joint venture, court or governmental or political subdivision or agency thereof.

     "Prime Rate" shall mean, at any time, the rate of interest per annum publicly announced from time to time by the Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by the Agent as its Prime Rate is an index or base rate, and shall not necessarily be the lowest or best rate charged to the Agent's customers or other banks.

     "Professional Manager" shall have the meaning specified in Section 7.17 of this Agreement.

     "Remainder Loan" Shall have the meanings specified in Section 3.4(a) of this Agreement.

     "Remainder Note" shall have the meaning specified in Section 3.4(c) of this Agreement.

     "Restructuring Documents" shall have the meaning specified in Section 6.1 of this Agreement.

     "SEC" shall mean the Securities and Exchange Commission.

     "Subsidiary" shall mean, as to any designated corporation or limited liability company, any corporation or limited liability company, the outstanding shares or membership interests of which have sufficient voting power (not depending on the happening of a contingency) to elect at least a majority of the members of its board of directors or managing members, and are, at the time, owned by the designated corporation or limited liability company.

     "Swingline Commitment" shall mean the lesser of (i) the total amount of regularly scheduled principal payments made by the Borrowers under the $15MM Term Note exclusive of any payments made as a result of payments received by the Borrowers under (x) that certain Asset Purchase

Agreement dated as of June 30, 2000, by and between Interactive Software Systems, Incorporated and Allen Systems Group, Inc. or (y) that certain Asset Purchase Agreement executed or to be executed by and between GCSB Acquisition Corp., Condor and Global Core Strategies Acquisition, Inc.; or (ii) Five Hundred Thousand Dollars ($500,000).

     "Swingline Loan" shall have the meaning specified in Section 3.1(d) of this Agreement.

     "Swingline Maturity Date" shall mean the earlier of (i) March 31, 2005, or
(ii) the date upon which the $15 MM Term Loan is repaid in full.

     "Term Loans" shall mean the $15MM Term Loan and the $12MM Term Loan as defined, and more specifically set forth, in Sections 3.1(a) and 3.2(a) of this Agreement, together with all supplements, amendments and renewals thereof.

     "Term Notes" shall mean the $15MM Term Note and the $12MM Term Note as defined, and more specifically set forth, in Sections 3.1(c) and 3.2(c) of this Agreement, together with all amendments, modifications, replacements, extensions and renewals thereof as may be in effect from time to time.

     "Trust" shall mean the trust to be established for the benefit of the Lenders in accordance with a trust agreement dated on or about the date of this Agreement among the Lenders, as beneficiaries and Wilmington Trust Company, as trustee.

     "Uniform Commercial Code" shall mean the Uniform Commercial Code as enacted in the Commonwealth of Pennsylvania.

     "Uniform Customs" shall mean the Uniform Customs and Practice for Documentary Credits (1993 Revision, effective January 1, 1994), International Chamber of Commerce Publication No. 500.

     1.2 Other Definitional Provisions. Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto. The meanings given to terms defined in this Agreement shall be equally applicable to both the singular and plural forms of such terms.

                                    ARTICLE 2


                                 ACKNOWLEDGMENTS

     To induce the Lender Group to enter into this Agreement, the Borrowers, individually and together, jointly and severally, acknowledge, agree, warrant, and represent that:

     2.1 Acknowledgment of Loan Documents and Liens. All of the Existing Loan Documents executed by each of the Borrowers, and all of the security interests, liens and assignments granted or pledged to the Lender Group by such Borrowers under the Existing Loan Documents, are valid, legal and binding obligations upon each such Borrower and are enforceable against each such Borrower in accordance with their respective terms.

     2.2 Acknowledgment of Indebtedness. As of the Closing Date, the following principal and interest amounts (the "Existing Obligations") are due and owing by the Borrowers under the Existing Notes and Existing Letters of Credit (in addition to all, accrued and unpaid interest and attorneys' fees, costs, and other amounts due under the Loan Documents), all without offset, counterclaims, or other defenses of any kind:



     Revolving Credit Facility      $  16,175,419.21
     Term Loan Facility                21,149,873.47
     Letters of Credit                  5,032,072.84


     2.3 Acknowledgement of Restructure Agreement. The parties hereto agree that it is the intention of the parties to restructure the Existing Obligations such that, inter alia, the Obligations of the Borrowers owed to the Lender Group shall be restructured into four (4) separate credit facilities as more specifically set forth in Sections 3.1, 3.2, 3.3 and 3.4and will be evidenced by the Notes. The parties acknowledge and agree that nothing contained in this Agreement, or in any Restructure Documents, shall constitute a satisfaction or novation of any Existing Obligation except as otherwise expressly set forth herein or therein and all Existing Obligations are hereby acknowledged and reaffirmed.


     2.4 WAIVER AND RELEASE. THE BORROWERS, INDIVIDUALLY AND TOGETHER, JOINTLY AND SEVERALLY, ON BEHALF OF THEMSELVES AND ANY PERSON OR ENTITY CLAIMING BY OR THROUGH ANY OF THEM (COLLECTIVELY REFERRED TO AS THE "RELEASORS"), HEREBY UNCONDITIONALLY REMISE, RELEASE AND FOREVER DISCHARGE THE LENDER GROUP, ITS PAST AND PRESENT OFFICERS, DIRECTORS, SHAREHOLDERS, AGENTS, PARENT CORPORATION, SUBSIDIARIES, AFFILIATES, TRUSTEES, ADMINISTRATORS, ATTORNEYS, PREDECESSORS, SUCCESSORS AND ASSIGNS AND THE HEIRS, EXECUTORS, ADMINISTRATORS, SUCCESSORS AND ASSIGNS OF ANY SUCH PERSON OR ENTITY, AS RELEASEES (COLLECTIVELY REFERRED TO AS THE "LENDER GROUP RELEASEES"), OF AND FROM ANY AND ALL MANNER OF ACTIONS, CAUSES OF ACTION, SUITS, DEBTS, DUES, ACCOUNTS, BONDS, COVENANTS, CONTRACTS, AGREEMENTS, PROMISES, WARRANTIES, GUARANTIES, REPRESENTATIONS, LIENS, MECHANICS' LIENS, JUDGMENTS, CLAIMS, COUNTERCLAIMS, CROSSCLAIMS, DEFENSES AND/OR DEMANDS WHATSOEVER, INCLUDING CLAIMS FOR CONTRIBUTION AND/OR INDEMNITY, WHETHER NOW KNOWN OR UNKNOWN, PAST OR PRESENT, ASSERTED OR UNASSERTED, CONTINGENT OR LIQUIDATED, AT LAW OR IN EQUITY, OR RESULTING FROM ANY ASSIGNMENT, IF ANY (COLLECTIVELY REFERRED TO AS "CLAIMS"), WHICH ANY OF THE RELEASORS EVER HAD, HAVE AND/OR HEREAFTER CAN, SHALL OR MAY CLAIM TO HAVE AGAINST ANY OF THE LENDER GROUP RELEASEES, FOR OR BY REASON OF ANY CAUSE, MATTER OR THING WHATSOEVER, OR ARISING FROM, THE BEGINNING OF TIME TO THE DATE OF EXECUTION OF THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, ANY AND ALL CLAIMS RELATING TO OR ARISING FROM THE LENDING RELATIONSHIP OF

THE LENDER GROUP AND ANY OF THE BORROWERS. EACH BORROWER WARRANTS AND REPRESENTS THAT HE, SHE OR IT HAS NOT ASSIGNED, PLEDGED, HYPOTHECATED AND/OR OTHERWISE DIVESTED HIMSELF/HERSELF/ITSELF AND/OR ENCUMBERED ALL OR ANY PART OF THE CLAIMS BEING RELEASED HEREBY AND THAT HE/SHE/IT HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS ANY AND ALL OF THE LENDER GROUP RELEASEES AGAINST WHOM ANY CLAIM SO ASSIGNED, PLEDGED, HYPOTHECATED, DIVESTED AND/OR ENCUMBERED IS ASSERTED.

     2.5 Comprehension of Agreement. The Borrowers are fully aware of the terms contained in this Agreement and have voluntarily, without coercion or duress of any kind, entered into this Agreement and all documents and agreements executed in connection with this Agreement.


                                    ARTICLE 3


                              CREDIT ACCOMMODATIONS

     3.1 $15 Million Term Loan Facility.

       (a) Principal and Repayment. The Lender Group will make on the Closing Date a term loan in the principal amount of Fifteen Million Dollars ($15,000,000) (the "$15MM Term Loan") for the purpose of partially refinancing the principal and accrued interest outstanding under the Existing Notes. The Borrowers shall repay all of the principal of the $15MM Term Loan as follows: (i) $250,000 shall be due and payable on September 30, 2001, and December 31, 2001 (ii) $400,000 shall be due and payable on the last day of each calendar quarter (i.e., March 31, June 30, September 30 and December 31) beginning on March 31, 2002 and continuing until December 31, 2002; (iii) $525,000 shall be due and payable on the last day of each calendar quarter beginning on March 31, 2003, and continuing until December 31, 2004; and (iv) a final installment consisting of the entire remaining principal balance of the $15MM Term Loan and all accrued and unpaid interest thereon shall be due and payable on March 31, 2005.

       (b) Interest Rate. Interest shall accrue on the outstanding principal of the $15MM Term Loan at an annual rate equal to the Prime Rate plus one half of one percent (.50%) and shall be payable on the first Business Day of each month. Notwithstanding the foregoing, subsequent to maturity or upon the occurrence of any Event of Default hereunder, interest shall accrue at an annual rate equal to the Prime Rate plus three and one half percent (3 1/2%) and shall be payable on the first Business Day of each month.

       (c) Term Note. The obligations of the Borrowers to repay the outstanding balance of the $15MM Term Loan shall be evidenced by those certain Amended, Restated and Consolidated Term Notes issued in favor of each Lender (collectively, the "$15MM Term Note") and executed by the Borrowers contemporaneously with the execution of this Agreement in the aggregate original principal amount of Fifteen Million Dollars ($15,000,000). The obligations of the Borrowers under the Existing Notes and the $15MM Term Note are intended to be continuous.

       (d) Swingline Loan.

          (i) Availability. Subject to the terms and condition of this Agreement, the Lenders agree to make certain revolving credit loans (the "Swingline Loan") to the Borrowers from time to time from the Closing Date through, but not including, the Swingline Maturity Date, in the maximum amount of the Swingline Commitment.

          (ii) Use of Swingline Loan. Under the Swingline Facility, the Borrowers may borrow such amounts up to the aggregate amount of the Swingline Commitment, repay such amounts, and reborrow such amounts up to the aggregate amount of the Swingline Commitment, from time to time; provided, however, that the aggregate principal amount of all outstanding Swingline Loans (after giving effect to any amount requested), shall not exceed the amount of the Swingline Commitment.

          (iii) Requests for Borrowing. The Borrowers shall give the Agent prior written notice not later than 11:00 a.m. (Charlotte time) at least three
        (3) Business Days before each Swingline Loan, of its intention to borrow, specifying (A) the date of such borrowing, which shall be a Business Day and (B) the amount of such borrowing. Notices received after 11:00 a.m. (Charlotte time) shall be deemed received on the next Business Day. The Agent shall promptly notify the Lenders of such request.

          (iv) Disbursement of Swingline Loans. Not later than 11:00 a.m. (Charlotte time) on the proposed borrowing date, (i) each Lender will make available to the Agent, for the account of the Borrowers, at the office of the Agent in funds immediately available to the Agent, such Lender's Distribution Percentage (as defined in that certain Agency and Intercreditor Agreement dated the date hereof) of the Swingline Loans to be made on such borrowing date. The Agent shall not be obligated to disburse the portion of the proceeds of any Swingline Loan requested pursuant to this Section 3.1 to the extent that any Lender has not made available to the Agent its Distribution Percentage of such Loan.

          (v) Interest Rate. Interest shall accrue on the outstanding principal of the Swingline Loan at an annual rate equal to the Prime Rate plus one half of one percent (.50%) and shall be payable on the first Business Day of each month. Notwithstanding the foregoing, subsequent to maturity or upon the occurrence of any Event of Default hereunder, interest shall accrue at an annual rate equal to the Prime Rate plus three and one half percent (3 1/2%) and shall be payable on the first Business Day of each month.

          (vi) Swingline Note. The obligations of the Borrowers to repay the outstanding balance of the Swingline Note shall be evidenced by Swingline Notes issued in favor of each Lender (collectively, the "Swingline Note") and executed by the Borrowers contemporaneously with the execution of this Agreement in the aggregate principal amount of Five Hundred Thousand Dollars ($500,000).

          (vii) Maturity Date. All principal, interest and other amounts owing under the Swingline Loan shall be payable in full on the Swingline Maturity Date.

     3.2 $12 Million Term Loan Facility.

       (a) Principal and Repayment. The Lender Group will make on the Closing Date a term loan in the principal amount of Twelve Million Dollars ($12,000,000) (the "$12MM Term Loan") for the purpose of partially refinancing the principal and accrued interest outstanding under the Existing Notes. Borrowers shall repay the entire principal balance of the $12MM Term Loan and all accrued and unpaid interest thereon on March 31, 2005.

       (b) Interest Rate. Commencing March 1, 2003, interest shall accrue on the outstanding principal of the $12MM Term Loan at an annual rate equal to fifteen percent (15%) and shall be payable on the first Business Day of each month, commencing on April 1, 2003. Notwithstanding the foregoing, subsequent to maturity or upon the occurrence of any Event of Default hereunder (whether prior or subsequent to March 1, 2003), interest shall accrue at an annual rate equal to eighteen percent (18%) and shall be payable on demand.

       (c) Term Note. The obligations of the Borrowers to repay the outstanding balance of the $12MM Term Loan shall be evidenced by those certain Amended, Restated and Consolidated Term Notes issued in favor of each Lender (collectively, the "$12MM Term Note") and executed by the Borrowers contemporaneously with the execution of this Agreement in the aggregate original principal amount of Twelve Million Dollars ($12,000,000). The obligations of the Borrowers under the Existing Notes and the $12MM Term Note are intended to be continuous.

     3.3 Letter of Credit Facility.

       (a) Letters of Credit Issued Pursuant to the Existing Facility. The Borrowers, the Administrative Agent and each Lender agrees that on the Closing Date each letter of credit issued pursuant to the terms of the Existing Facility (individually, a "Letter of Credit" and collectively, the "Letters of Credit") shall, notwithstanding any provision in any Existing Loan Document, be deemed to be a Letter of Credit issued under and pursuant to and shall be subject to the terms of this Agreement as if originally issued pursuant to the terms of this Agreement (the "Letter of Credit Facility").

       (b) L/C Commitment. At no time shall the L/C Commitment of the Lender Group exceed the amount of the L/C Obligation as of the Closing Date. No new letters of credit will be issued under the Letter of Credit Facility except for renewals of Existing Letters of Credit; provided, however, that no Letter of Credit shall be extended beyond the earlier of (i) repayment of the Term Notes, or (ii) March 31, 2005.

       (c) Letter of Credit Note. The obligations of the Borrowers to repay the outstanding balance of the Letter of Credit Facility shall be evidenced by those certain Letter of Credit Notes issued in favor of each Lender (collectively, the "Letter of Credit Note") executed by the Borrowers contemporaneously with the execution of this Agreement in the maximum principal amount of Five Million Thirty-Two Thousand Seventy-Two Dollars and Eighty-Four Cents ($5,032,072.84). The obligations of the Borrowers under the Existing Notes and the Line of Credit Note are intended to be continuous.

          (i) Interest and Payment Upon Letter of Credit Draws. If any draw is made upon any Letter of Credit (an "L/C Draw"), interest shall accrue on the L/C Principal at an annual rate equal to the Prime Rate plus one half of one percent (.50%) and shall be payable on the first Business Day of each month. Notwithstanding the foregoing, subsequent to maturity or upon the occurrence of any Event of Default hereunder, interest shall accrue at an annual rate equal to the Prime Rate plus three and one half percent (3 1/2%) and shall be payable on demand.

          (ii) Principal and Repayment. The outstanding principal amount (the "L/C Principal") owing under the Letter of Credit Note, at any time and from time to time, shall equal the lesser of: (i) the aggregate amount of all L/C Draws; or (ii) the face amount of the Letter of Credit Note. Borrowers shall repay the entire amount of the L/C Principal and all accrued and unpaid interest thereon upon the earlier of (i) repayment in full of the Term Notes, or (ii) March 31, 2005.

       (d) Reimbursement Obligation of the Borrowers. In the event of any drawing under any Letter of Credit, in addition to the Borrowers' obligations under Section 3.3(c) above, the Borrowers agree to reimburse, in same day funds, the Issuing Lender on each date on which the Issuing Lender notifies the Borrowers of the date and amount of a draft paid under any Letter of Credit for the amount of any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment (the "Reimbursement Obligations"). If the Borrowers shall fail to reimburse the Issuing Lender as provided above, the unreimbursed amount of such drawing shall bear interest, at the highest rate then payable on the Letter of Credit Note, from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full.

       (e) Obligations Absolute. The Borrowers' obligations under this Section
    3.3 (including, without limitation, the Reimbursement Obligation) shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrowers may have or have had against the Issuing Lender or any beneficiary of a Letter of Credit. The Borrowers also agree with the Issuing Lender that the Issuing Lender shall not be responsible for, and the Borrowers' Reimbursement Obligation under Section 3.3(d) shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrowers and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of a Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by the Issuing Lender's gross negligence or willful misconduct. The Borrowers agree that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the UCC and, to the extent not inconsistent therewith, the UCC shall be binding on the Borrowers and shall not result in any liability of the Issuing Lender to the Borrowers. The responsibility of the Issuing Lender to the Borrowers in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

       (f) Effect of Application. To the extent that any provision of any application related to any Letter of Credit is inconsistent with the provisions of this Agreement, the provisions of this Agreement shall apply.

     3.4 Remainder Note.

       (a) Principal and Repayment. The Lender Group shall make available to the Borrowers on the Closing Date a term loan in the principal amount of Twelve Million One Hundred Forty Thousand Five Hundred Thirty-Five Dollars and Fifty-Four Cents ($12,140,535.54) (the "Remainder Loan") for the purpose of partially refinancing the principal and accrued interest outstanding under the Existing Notes. The entire principal balance of the Remainder Loan shall be due and payable by the Borrower on January 2, 2002 (the "Remainder Loan Maturity Date").

       (b) Interest Rate. Commencing on January 2, 2002, interest shall accrue on the outstanding principal of the Remainder Loan at an annual rate equal to fifteen percent (15%), and shall be payable on demand.

       (c) Term Note. The obligations of the Borrowers to repay the outstanding principal and interest owing with respect to the Remainder Loan shall be evidenced by those certain Remainder Notes issued in favor of each Lender (collectively, the "Remainder Note") and executed by the Borrowers contemporaneously with the execution of this Agreement in the aggregate original principal amount of Twelve Million One Hundred Forty Thousand Five Hundred Thirty-Five Dollars and Fifty-Four Cents ($12,140,535.54). The substitution of the Remainder Note for any of the Existing Notes shall not extinguish the Indebtedness evidenced by the Existing Notes and the obligations of the Borrowers thereunder are continuous.

       (d) Assignment and Release. Upon Condor's issuance to the Trust of that amount of common shares of Condor common stock that represents not less than fifty-five percent (55%) of all outstanding shares of Condor on a pro forma basis (the "Trust Stock"), the Lenders shall consent to the Assignment of the Borrowers' Obligations under the Remainder Note to the Trust and the release of the Borrowers' Obligations under the Remainder Note. For purposes of determining the number of outstanding shares of Condor on a pro-forma basis, the following shares shall be included: (i) shares of Condor common stock outstanding on the date of issuance of the Trust Stock prior to the issuance of such stock and following a reverse stock split approved by stockholders of Condor, (ii) the Trust Stock, (iii) shares of common stock issued and reserved for issuance to such Condor creditors holding earnout price rights or claims arising under or related to purchase agreements involving company or business acquisitions by Condor or Borrowers (the "Earnout Creditors") such stock, together with unsecured debt in an amount acceptable to the Lenders to be in full satisfaction of any claims, rights, entitlements or interests in or to property or shares of Condor by virtue of their status as Earnout Creditors prior to the date of this Agreement, whether earned or to be earned in the future, and (iv) shares of Common Stock reserved for issuance under management and employee incentive plans approved by the Board of Directors of Condor. The Trust Stock shall be subject to such anti-dilution provisions as shall be deemed necessary by the Lenders such that the percentage ownership of shares of Condor common stock held by the Trust or Lender Group shall not decrease as a result of further issuances of Condor securities, including, but not limited to, pursuant to a public or private offering, an employee stock purchase plan, an employee stock option plan, the issuance of one or more series of preferred stock, or a further recapitalization.

     3.5 Payments and Computations. All amounts payable by the Borrowers to the Lender Group under the Notes and this Agreement shall be paid directly to the Agent, for the benefit of the Lender Group, in immediately available funds at the address of the Agent set forth in Section 11.2 hereof or at such other address of which the Agent shall give notice to the Borrower pursuant to Section
11.2 hereof. The Agent is authorized to charge any account of any Borrower at the Agent for any payment due by any Borrower under this Agreement or the Notes. All computations of interest hereunder shall be made by the Agent on the basis of a year of 365/366 days for the actual number of days elapsed. All payments under the Notes and this Agreement shall be applied first to the payment of any unpaid fees or other charges, second to interest due and payable on the Notes and then to the reduction of the outstanding principal balance thereof.

     3.6 Late Fees. The Borrowers shall pay to the Agent, for the benefit of the Lender Group, a monthly late charge imposed by the Agent for any payment of principal and/or interest not received by the Agent when due in an amount equal to five percent (5%) of any overdue amount.

     3.7 Prepayment and Repayment. The Borrowers may make payments and prepayments under any of the Notes, in whole or in part, at any time and from time to time without penalty or premium upon notification to the Agent not later than 1:00 p.m., Philadelphia, Pennsylvania, time on the date of the proposed payment or prepayment. Subject to Section 3.5 above, all prepayments of the outstanding principal made with respect to any Note shall be applied to installments of principal due thereunder in the inverse order of their maturity.

     3.8 Requirements of Law. In the event that after the date hereof, any change in any law, regulation or treaty or in the interpretation or application thereof or compliance therewith, or in the event that compliance by either the Agent or any member of the Lender Group with any request or directive (whether or not having the force of law) from any central bank or other governmental authority, agency or instrumentality:

       (a) subjects or shall subject either the Agent or any member of the Lender Group to any tax of any kind whatsoever with respect to this Agreement, any Term Loan or the Letter of Credit Note, or changes the basis of taxation of payments to any member of the Lender Group of principal, interest, any fees or any other amount payable hereunder (except for changes in the rate of tax on the overall net income of any member of the Lender Group);

       (b) imposes, modifies or holds or shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of advances, loans, or other credit extended by, or any other acquisition of funds by, the Agent or any member of the Lender Group, which reserve, special deposit, compulsory loan or similar requirement is not otherwise included in determination of the interest rate hereunder;

       (c) imposes or shall impose on the Agent or any member of the Lender Group any other condition;

and the result of any of the foregoing is to, directly or indirectly, increase the cost to any member of the Lender Group of making, renewing or maintaining advances or extensions of credit or to reduce any amount receivable thereunder then, in any such case, the Borrowers shall promptly pay the Agent, on behalf of any member of the Lender Group, upon its demand, any additional amounts necessary to compensate any member of the Lender Group for such additional cost or reduced amount receivable. If such member of the Lender Group becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the Borrowers of the event by reason of which it has become so entitled. The good faith determination as to any additional amounts payable pursuant to the foregoing sentence by any member of the Lender Group shall be conclusive in the absence of manifest error.

                                    ARTICLE 4


                                    SECURITY

     4.1 Security Documents. As security for the prompt payment, performance, satisfaction and discharge when due of all the Obligations, the Borrowers shall execute and deliver or shall cause to be executed and delivered to the Lender Group, concurrently with the execution of this Agreement, the Amended and Restated Security Agreement and such other documents as the Lender Group determines, in its sole discretion, are necessary to effectuate the terms of this Agreement.


                                    ARTICLE 5


                REPRESENTATIONS AND WARRANTIES OF THE BORROWERS

     In order to induce the Lender Group to execute and deliver this Agreement, the Borrowers represent and warrant to the Lender Group that, as of the date hereof:

     5.1 Authorization and Capacity. The Borrowers are each duly incorporated and existing and in good standing in each of their respective states of incorporation, have the corporate power to own their properties and to carry on their businesses as now conducted, and the execution, delivery and performance of this Agreement, and the other Loan Documents, as appropriate, have been duly authorized by all necessary corporate proceedings on the part of each of the Borrowers.

     5.2 Compliance with Laws and Other Agreements. The Borrowers are in compliance with all laws, rules, regulations, judgments, decrees, orders, agreements and requirements which affect the Borrowers, their assets or the operation of their respective businesses and have not received, and have no knowledge of, any order or notice of any governmental investigation or of any violation or claim of violation of any law, regulation, judgment, decree, order, agreement, or other governmental requirement.

     5.3 No Conflict; Governmental Approvals. The execution, delivery, and performance of this Agreement and each of the Loan Documents will not (i) conflict with, violate, constitute a default under, or result in a breach of any provision of any applicable law, rule, regulation, judgment, decree, order, instrument or other agreement of any Borrower, or (ii) conflict with or result in a breach of any provision of the certificate of incorporation or the bylaws or articles of organization or limited liability company operating agreement of any Borrower. No authorization, permit, consent or approval of or other action by, and no filing, registration or declaration with, any governmental authority or regulatory body is required to be obtained or made by the Borrowers for the due execution, delivery and performance of this Agreement or any of the Loan Documents, except such as have been duly obtained or made prior to the Closing Date and are in full force and effect as of the Closing Date (copies of which have been delivered to the Lender Group on or before the Closing Date).

     5.4 Taxes. Except as disclosed on Schedule 5.4 hereto, the Borrowers are not delinquent in payment of any income, property or other tax, except for any delinquency in the payment of a tax which is contested in good faith by the Borrowers and for which appropriate reserves have been established in accordance with GAAP.

     5.5 Encumbrances and Guaranties.

       (a) All properties and assets of the Borrowers are owned by the Borrowers free and clear of all Encumbrances except (i) those by the Lender Group;
    (ii) those for taxes or other government charges either not yet delinquent or the nonpayment of which is permitted by Section 5.4 of this Agreement;
    (iii) those not arising in connection with Indebtedness that does not materially impair the use or value of the properties or assets of the Borrowers in the conduct of their businesses; (iv) Encumbrances whose release and termination is evidenced by the Borrowers' delivery to the Lender Group of appropriate documents on the Closing Date; and (v) Encumbrances disclosed in any financial statements provided by the Borrowers to the Lender Group.

       (b) The Borrowers are not obligated under any Guaranty, except as set forth on Schedule 5.5(b) hereto.

     5.6 Material Adverse Changes. The Borrowers do not know of any fact (other than matters of a general economic or political nature) which materially adversely affects, or, so far as the Borrowers can now reasonably foresee, will materially adversely affect, the businesses, operations, properties or financial position of any one or more of the Borrowers or the performance by any one or more of the Borrowers of its or their obligations under this Agreement and the other Loan Documents.

     5.7 ERISA. The provisions of each employee benefit plan as defined in
Section 3(3) of ERISA ("Plan") maintained by any Borrower complies with all applicable requirements of ERISA and of the Code, and with all applicable rulings and regulations issued under the provisions of ERISA and the Code setting forth those requirements. No reportable event, as defined in Section 4043 of ERISA, has occurred with respect to any Plan; no Plan to which Section 4021 of ERISA applies has been terminated; no Plan has incurred any liability to PBGC as provided in Section 4062, 4063 and 4064 of ERISA; no Plan has been involved in any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code; and there are no unfunded liabilities with respect to any Plan.

     5.8 Pending Litigation. There are no actions, suits, proceedings or investigations pending, or, to the knowledge of any Borrower, threatened against or affecting any Borrower before any court, arbitrator or administrative or governmental body which, in the aggregate, might adversely affect any action taken or to be taken by any Borrower under this Agreement and the other Loan Documents or which, in the aggregate, might materially adversely affect the business, operations, properties or financial position of any of the Borrowers, or the ability of any of the Borrowers to perform their obligations under this Agreement and the other Loan Documents, except as set forth on Schedule 5.8 hereto.

     5.9 Valid, Binding and Enforceable. This Agreement and the Loan Documents have been duly and validly executed and delivered by the Borrowers and constitute the valid and legally binding obligations of the Borrowers enforceable against each of them in accordance with their respective terms, except as enforcement of this Agreement and the other Loan Documents may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights and except as enforcement is subject to general equitable principles.

     5.10 Environmental Matters.

       (a) The Borrowers have performed all of their obligations under, have obtained all necessary approvals, permits, authorizations and other consents required by, and are not in material violation of, any Environmental Laws.

       (b) The Borrowers have not received any notice, citation, summons, directive, order or other communication, written or oral, from, and the Borrowers have no knowledge of the filing or giving of any such notice, citation, summons, directive, order or other communication by, any governmental or quasi-governmental authority or agency or any other Person concerning the presence, generation, treatment, storage, transportation, transfer, disposal, release or other handling of any Hazardous Materials within, on, from, related to, or affecting any real property owned or occupied by any of the Borrowers.

       (c) No real property owned or occupied by the Borrowers has ever been used, either by any of the Borrowers or any of their predecessors in interest, to generate, treat, store, transport, transfer, dispose of, release or otherwise handle any Hazardous Material in violation of any applicable Environmental Laws.

       (d) There are no Hazardous Materials within, on or under any real property owned or occupied by any of the Borrowers in violation of any applicable Environmental Laws.

     5.11 No Untrue Statements. Neither this Agreement, the Loan Documents nor any other document, certificate or statement furnished or to be furnished by the Borrowers or by any other party to the Agent or the Lender Group in connection herewith contains, or at the time of delivery will contain, any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein and therein not misleading.

     5.12 No Defaults. No event has occurred and no condition exists which would, upon or after the execution and delivery of this Agreement and the other Loan Documents or Borrower's performance hereunder or thereunder, constitute a Default or an Event of Default.


                                    ARTICLE 6


            CONDITIONS PRECEDENT TO THE LENDER GROUP'S OBLIGATIONS

     The Lender Group's obligations hereunder are conditioned upon the satisfaction by the Borrowers of the following conditions precedent:

     6.1 Documents to be Delivered by the Borrowers at Closing . The Borrowers shall deliver, or cause to be delivered to the Lender Group at the Closing, the following (collectively, the "Restructuring Documents"):

       (a) This Agreement duly executed by the Borrowers;

       (b) The Term Notes, Letter of Credit Note, and Remainder Note, each duly executed by the applicable Borrowers;

       (c) An Amended and Restated Security Agreement duly executed by the Borrowers;

       (d) A Reaffirmation and Amendment of ISSI Royalty Assignment;

       (e) Such Uniform Commercial Code financing statements and other documents as the Lender Group may reasonably require to be executed by the Borrowers;

       (f) Evidence of the Borrowers' having complied with those covenants regarding insurance as are contained in this Agreement and the other Loan Documents;

       (g) A certificate of the Secretary or an Assistant Secretary of each Borrower, dated the Closing Date, including (i) resolutions duly adopted by each such Borrower authorizing the transactions under the Loan Documents;
    (ii) a copy of the Articles and Certificate of Incorporation and bylaws or Articles of Organization or Limited Liability Company Operating Agreement of each Borrower; (iii) evidence of the incumbency and signature of the officers executing on each such Borrower's behalf any of the Loan Documents and any other document to be delivered pursuant to any such documents, together with evidence of the incumbency of such Secretary or Assistant Secretary; and (iv) certificates of authority or good standing for each Borrower from its jurisdiction of incorporation;

       (h) A copy of each and every authorization, permit, consent, and approval of and other action by, and notice to and filing with, every governmental authority and regulatory body which is required to be obtained or made by the Borrowers for the due execution, delivery and performance of this Agreement and the other Loan Documents; and

       (i) The opinion of counsel for the Borrowers, dated as of Closing Date, in form and substance reasonably satisfactory to the Agent, the Lender Group and each of their respective counsel.

     6.2 Additional Conditions Precedent. On or before the Closing Date, Borrowers shall have paid all attorney's fees and expenses incurred by each member of the Lender Group in connection with the review, negotiation, enforcement or protection of the Lender's interests, under the Existing Loan Documents and in connection with the review preparation, negotiation, execution, delivery and closing of the Loan Documents.

                                    ARTICLE 7


                     AFFIRMATIVE COVENANTS OF THE BORROWERS


     The Borrowers hereby covenant and agree that from the date hereof and until satisfaction in full of the Obligations, unless the Lender Group shall otherwise consent in writing, the Borrowers shall do or cause to be done the following:


     7.1 Financial Statements/Information. Furnish to the Lender Group:


       (a) the following financial statements: (i) annualized audited financial statements of the Borrowers, including a balance sheet, statement of income, statement of cash flows within 120 days of the end of the Borrowers' fiscal year, or immediately upon the filing of the same with the SEC, (ii) quarterly financial statements of the Borrowers within 45 days of the end of each of the Borrowers' fiscal quarters, or immediately upon the filing of the same with the SEC; (iii) monthly management-prepared financial statements of all of the Borrowers; and (iv) such other financial statements of such Borrowers in such detail as the Lender Group may reasonably request. Such financial statements shall present fairly the financial condition of such Borrowers as of the close of period reported and the results of their or its business operations and their or its cash flows during such period, in accordance with GAAP, and, with respect to the financial statements described in (i) above, shall be accompanied by an opinion in form and substance acceptable to the Lenders, of an independent accounting firm acceptable to the Lenders;


       (b) concurrently with the delivery to the Internal Revenue Service of each federal income tax return for each of the Borrowers, a true and correct copy of each such return;


       (c) on or before November 1 of each year, projected balance sheets, income statements and statements of cash flows, for the following calendar year, on a month-by-month basis; and


       (d) from time to time, such other information in the Borrowers possession or control as the Lender Group may reasonably request.


     7.2 EBITDA. Maintain EBITDA of not less than the following amounts as of the following dates:


       (a) $500,000 for the three months ending September 30, 2001;


       (b) $1,000,000 for the six months ending December 31, 2001;


       (c) $1,000,000 plus an amount equal to 85% of the EBITDA projected in the Business Plan for the period from January 1, 2002 through March 31, 2002 for the nine months ending March 31, 2002;


       (d) $1,000,000 plus an amount equal to 85% of the EBITDA projected in the Business Plan for the period from January 1, 2002 through June 30, 2002 for the twelve months ending June 30, 2002;


       (e) $500,000 plus an amount equal to 85% of the EBITDA projected in the Business Plan for the period from January 1, 2002 through September 30, 2002 for the twelve months ending September 30, 2002;


       (f) 85% of the EBITDA projected in the Business Plan for calendar year 2002 for the twelve months ending December 31, 2002; and


       (g) for each calendar quarter end after December 31, 2002, EBITDA for the preceding twelve months shall not be less than 85% of the EBITDA projected for such period in the Business Plan (or subsequent business plans delivered to the Lender Group in accordance with Section 7.18. hereof).

     Solely for purposes of calculating EBITDA in accordance with this covenant, professional fees and costs incurred by the Borrowers (including but not limited to the fees of The McShane Group and Carl Marks) and professional fees incurred by the Lenders and paid by the Borrowers shall be added back to EBITDA.

     7.3 Use of Sale Proceeds. The Borrowers shall use the proceeds from the sale, transfer or other disposition of any asset or interest owned or held by any Borrower to prepay amounts outstanding under the Notes in the following order:

       (a) first, to all Obligations outstanding under the $15MM Term Note in reverse order of maturity;

       (b) second, to all Obligations outstanding under the Letter of Credit Note, in reverse order of maturity;

       (c) third, to all Obligations outstanding under the $12MM Term Note, in reverse order of maturity; and

       (d) fourth, to all Obligations outstanding under the Remainder Note, if any.

     The sale, transfer or other disposition of any asset or interest owned or held by any Borrower, however, must be approved in writing by the Lender Group prior to any such sale.

     7.4 Ordinary Course of Business; Records. Conduct their businesses only in the ordinary course and keep accurate and complete books and records of their assets, liabilities and operations consistent with sound business practices and in accordance with GAAP.


     7.5 Information for the Lender Group. Make available during normal business hours for inspection by the Lender Group or its designated representatives any of the Borrowers' books and records when reasonably requested by the Lender Group to do so, and furnish the Lender Group any information reasonably requested regarding any of the Borrowers' operations, business affairs and financial condition within a reasonable time after the Lender Group gives notice of its request therefor. In particular, and without limiting the foregoing, the Borrowers shall permit, during normal business hours, representatives of the Lender Group to make such periodic inspections of the Borrowers' books, records and assets as the Lender Group or such representatives deem necessary and proper.


     7.6 Insurance. The Borrowers shall carry at all times such insurance as the Lender Group may from time to time reasonably require in financially sound and reputable insurers, including, without limitation: (a) all workers' compensation or similar insurance as may be required under the laws of any jurisdiction; (b) public liability insurance against claims for personal injury, death or property damage suffered upon, in or about any premises occupied by them or occurring as a result of the ownership, maintenance or operation by them of any automobile, truck or other vehicle or as a result of services rendered by them; (c) hazard insurance against such other hazards as are usually insured against by business entities of established reputation engaged in like businesses and similarly situated, including, without limitation, fire (flood, if applicable) and extended coverage including business interruption insurance; and each of the Borrowers shall pay all premiums on the policies for all such insurance when and as they become due and take all other actions necessary to maintain such policies in full force and effect at all times. The insurance specified in Subsections (b) and (c) (if required) shall be maintained in such amounts, and with co-insurance and deductibles, as such insurance is usually carried by business entities of established reputation engaged in the same or similar business and similarly situated. The Borrowers shall from time to time, upon request by the Lender Group, promptly furnish or cause to be furnished to the Lender Group evidence, in form and substance satisfactory to the Lender Group, of the maintenance of all insurance required to be maintained hereby, including, without limitation, such originals or copies as the Lender Group may request of policies, certificates of insurance, riders and endorsements relating to such insurance and proof of premium payments. The Borrowers shall cause each hazard insurance policy to provide, and the insurer issuing each such policy to certify to the Lender Group, that (a) if such insurance be proposed to be canceled or materially changed for any reason whatsoever, such insurer will promptly notify the Lender Group and such cancellation or change shall not be effective for 30 days after receipt by the Lender Group of such notice, unless the effect of such change is to extend or increase coverage under the policy; (b) the Lender Group shall be named as lender loss payee with respect to personal property and mortgagee with respect to real property; and (c) the Lender Group will have the right, at its election, to remedy any default in the payment of premiums within 30 days of notice from the insurer of such default. The foregoing covenants regarding insurance are in addition to, and not intended to supersede, those covenants regarding insurance set forth in the Amended and Restated Security Agreement. In the event and to the extent of any conflict between the provisions of this Agreement and the provisions of the Amended and Restated Security Agreement regarding the insuring of collateral, the provisions of the Amended and Restated Security Agreement with respect thereto shall govern.

     7.7 Maintenance. Maintain all equipment, real property and other properties in good condition and repair (normal wear and tear excepted) and pay and discharge the cost of repairs thereto or maintenance thereof.

     7.8 Taxes. Pay all taxes, assessments, charges and levies imposed upon them or it or on any of their property, or which they are required to withhold and pay over, and provide evidence of payment thereto to the Lender Group if the Lender Group so requests, except where contested in good faith by lawful and appropriate proceedings and where adequate reserves therefor have been set aside on its books; provided, however, that the Borrowers shall pay all such taxes, assessments, charges and levies forthwith whenever foreclosure on any lien which attaches or security therefor appears imminent.

     7.9 Leases. Except as agreed to in writing by the Lenders, pay all rent or other sums required by every lease to which any Borrowers are parties as the same becomes due and payable, perform all obligations as tenant or lessee thereunder except where contested in good faith by lawful and appropriate proceedings and where adequate reserves therefor have been set aside; and keep all such leases at all times in full force and effect during the terms thereof.


     7.10 Corporate Existence; Certain Rights; Laws. Preserve and do all things necessary to preserve and keep in full force and effect in each jurisdiction in which it conducts business the business existence, licenses, permits, rights, patents, trademarks, trade names and franchises and comply with all present and future laws, ordinances, rules, regulations judgments, orders and decrees which affect in any material way the Borrowers, their assets or the operation of their business.

     7.11 Notice of Litigation or Other Proceedings . Give immediate notice to the Lender Group of (i) the existence of any dispute, (ii) the institution of any litigation, administrative proceeding or governmental investigation involving any Borrower or (iii) the entry of any judgment, decree or order against or involving any Borrower, any of which might materially and adversely affect the operation, financial condition, property or business of any Borrower or affect the enforceability of this Agreement or any of the other Loan Documents.

     7.12 Indebtedness. Pay or cause to be paid when due (or within applicable grace periods) all Indebtedness of the Borrowers.

     7.13 Notice of Events of Default. Give immediate notice to the Lender Group if any Borrower becomes aware of the occurrence of any Event of Default, or of any fact, condition or event which with the giving of notice or lapse of time, or both, would be an Event of Default, or of the failure of any Borrower to observe or perform any of the conditions or covenants to be observed or performed by it under this Agreement or any of the other Loan Documents.

     7.14 ERISA. Maintain each Plan in compliance with all applicable requirements of ERISA and of the Code and with all applicable rulings and regulations issued under the provisions of ERISA and of the Code. As promptly as practicable (but in any event not later than ten days) after any Borrower receives from the PBGC a notice of intent to terminate any Plan or to appoint a trustee to administer any Plan, after such Borrower has notified the PBGC that any reportable event, as defined in Section

4043 of ERISA, with respect to any Plan has occurred, or after such Borrower has provided a notice of intent to terminate to each affected party (as defined for purposes of Section 4041(a)(2) of ERISA) with respect to any Plan, a certificate of the Borrower or the chief executive officer of the Borrower, as appropriate, shall be furnished to the Lender Group setting forth the details with respect to the events resulting in such reportable event, as the case may be, and the action which the Borrower(s) propose to take with respect thereto, together with a copy of the notice of intent to terminate or to appoint a trustee from the PBGC, of the notice of such reportable event or of any Borrower's notice of intent to terminate, as the case may be.

     7.15 Deposit Accounts. Use the Lender Group as their primary depository institutions unless otherwise agreed in writing by the Lender Group; and notify the Lender Group, in writing and on a continuing basis, of all deposit accounts and certificates of deposit (including the numbers thereof) maintained with or purchased from other financial institutions.

     7.16 Compliance with Environmental Laws . Comply fully with all Environmental Laws and not use any property which it owns or occupies to generate, treat, store, transport, transfer, dispose of, release or otherwise handle any Hazardous Material, except in compliance with all Environmental Laws.

     7.17 Engagement of Management Team. The Borrowers shall continue to engage as part of the management team of the Borrowers a professional manager acceptable to the Lender Group and Condor (the "Professional Manager") and shall utilize such Professional Manager at all times until the Obligations are paid in full (unless consented to by the Lenders). The Professional Manager, in conjunction with other members of management, will report to and act on behalf of the Condor Board of Directors to implement and carry out the Business Plan.

     7.18 Business Plan. The Borrowers shall deliver to the Lender Group, on or before October 31, 2001, a Year 2002 Business Plan (the "Business Plan") acceptable to the Lender Group. The Business Plan must be acceptable to all members of the Borrowers' management team, including, without limitation, the Professional Manager. A new business plan for each subsequent calendar year (acceptable to the Lender Group) shall be delivered by the Borrower to the Lender Group on or before each October 31st of the year preceding the subsequent calendar year.

     7.19 Further Actions. Cooperate and join with the Lender Group, at the Borrowers' own expense, in taking all such further actions as the Lender Group, in its sole judgment, shall deem necessary to effectuate the provisions of the Loan Documents and to perfect or continue the perfected status of all Encumbrances granted to the Lender Group pursuant to the Loan Documents, including, without limitation, the execution, delivery and filing of financing statements, amendments thereto and continuation statements, the execution and delivery of chattel paper, and any other documents or instruments to the Lender Group, and the notation of Encumbrances in favor of the Lender Group on certificates of title.



                                    ARTICLE 8


                               NEGATIVE COVENANTS

     The Borrowers hereby covenant and agree that from the Closing Date until satisfaction in full of the Obligations, no Borrower will do or permit to be done any one or more of the following without first obtaining the written consent of the Lender Group:

     8.1 Fundamental Corporate Changes.

       (a) Change its name, or enter into or effect any merger, consolidation, share exchange, division, conversion, reclassification, recapitalization, reorganization or other transaction of like effect, or, except as agreed to in writing by the Lenders, dissolve;

       (b) Sell, transfer, lease or otherwise dispose of all or (except in the ordinary course of business) any material part of their assets or any significant product line or process; or

       (c) Have any Subsidiary, other than those Subsidiaries existing as of the date hereof.

     8.2 Indebtedness. Incur, create, assume or have any Indebtedness except:

       (a) Indebtedness related to the Credit Facilities, this Agreement or any other Restructuring Document; and

       (b) Not more than $1,000,000 of Indebtedness constituting either Capital Lease Obligations or Indebtedness under agreements for the installment purchase of equipment, provided that such Indebtedness does not exceed 100% of the installment purchase price of such equipment (excluding automobiles).

     8.3 Encumbrances. Create or allow any Encumbrances to be on or otherwise affect any of their property or assets except:

       (a) Encumbrances in favor of the Lender Group;

       (b) Encumbrances for taxes, assessments and other governmental charges incurred in the ordinary course of business which are not yet due and payable;

       (c) Pledges or deposits made in the ordinary course of business to secure payment of workmen's compensation or to participate in any fund in connection with workmen's compensation, unemployment insurance or other social security obligations;

       (d) Good faith pledges or deposits made in the ordinary course of business to secure performance of tenders, contracts (other than for the repayment of Indebtedness) or leases or to secure statutory obligations or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business;

       (e) Encumbrances securing Indebtedness permitted under Section 8.2 (b), provided that (i) no other covenants of this Agreement are thereby violated and (ii) no equipment other than the equipment so acquired secures such Indebtedness;

       (f) Encumbrances, if any, otherwise expressly permitted by the Amended and Restated Security Agreement; and

     8.4 Guaranties. Directly or indirectly make or permit any Guaranty.

     8.5 Sales and Lease-Backs. Sell, transfer or otherwise dispose of any property, real or personal, now owned or hereafter acquired, with the intention of directly or indirectly taking back a lease on such property.

     8.6 Loans, Investments. Purchase, invest in, or make any loan in the nature of an investment in the stocks, bonds, notes or other securities or evidence of Indebtedness of any Person, or make any loan or advance to or for the benefit of any Person.

     8.7 Change in Business. Discontinue any substantial part, or change the nature of, their businesses, or enter into any new business unrelated to the present business conducted by the Borrowers.

     8.8 Sale or Discount of Receivables. Sell any notes receivable or accounts receivable, with or without recourse.

     8.9 Prepayment   of   Indebtedness.   Make  any  voluntary  prepayments  of
Indebtedness other than with respect to the Credit Facilities.

     8.10 ERISA.

       (a) Except as agreed to in writing by the Lenders, terminate or permit to be terminated any Plan maintained by any Borrower to which Section 4021 of ERISA applies;

       (b) Allow the value of the benefits guaranteed under Title IV of ERISA to exceed the value of assets allocable to such benefits;

       (c) Incur a withdrawal liability within the meaning of Section 4201 of ERISA.

     8.11 Restricted Payments. Except as agreed in writing by the Lenders, declare or pay any dividend, or make any distributions of cash or property, to holders of any shares of its capital stock, or, directly or indirectly, redeem or otherwise acquire any such shares or any option, warrant or right to acquire any such shares.

     8.12 Earnout Settlements. Unless otherwise consented to by the Lender Group in writing, restructure the obligations of Marbury Manor LLC and/or the FCC/Hartland Group other than on the terms set forth on Schedule 8.12 of this Agreement.


                                    ARTICLE 9


                                EVENTS OF DEFAULT

     An event of default ("Event of Default") under this Agreement shall be deemed to exist if any one or more of the following events occurs and is continuing, whatever the reason therefor:

     9.1 Borrowers' Failure to Pay. The Borrowers fail to pay any amount of principal, interest, fees or other sums as and when due under this Agreement or any of the Loan Documents, or any other Obligations, whether upon stated maturity, acceleration, or otherwise.

     9.2 Breach of Covenants or Conditions. Any Borrower fails to perform or observe any term, covenant, agreement or condition in this Agreement or any of the other Loan Documents or is in violation of or non-compliance with any provision of this Agreement or any of the Loan Documents and has not remedied and fully cured such non-performance, non-observance, violation of or non-compliance within fifteen (15) days after the Lender Group has given written notice thereof to any such Borrower.

     9.3 Defaults in Other Agreements. Any Borrower fails to perform or observe any term, covenant, agreement or condition contained in, or there shall occur any default under or as defined in, any other agreement applicable to any Borrower or by which any of them is bound involving a material liability and which is not remedied within the period of time (if any) within which such other agreement permits such default to be remedied, unless such default is waived by the other party thereto or excused as a matter of law.

     9.4 Agreements Invalid. The validity, binding nature of, or enforceability of any material term or provision of any of the Loan Documents is disputed by, on behalf of, or in the right or name of any Borrower or any material term or provision of any such Loan Document is found or declared to be invalid, avoidable, or non-enforceable by any court of competent jurisdiction.

     9.5 False Warranties; Breach of Representations. Any warranty or representation made by any Borrower in this Agreement or any other Loan Document or in any certificate or other writing delivered under or pursuant to this Agreement or any other Loan Document, or in connection with any provision of this Agreement or related to the transactions contemplated hereby shall prove to have been false or incorrect or breached in any material respect on the date as of which made.

     9.6 Judgments. A final judgment or judgments is entered, or an order or orders of any judicial authority or governmental entity is issued against any Borrower (such judgment(s) and order(s) hereinafter collectively referred to as "Judgment") (i) for payment of money, which Judgment, in the aggregate, exceeds Two Hundred Fifty Thousand Dollars ($250,000) outstanding at any one time; or
(ii) for injunctive or declaratory relief which would have a material adverse effect on the ability of any Borrower to conduct its business, and such Judgment is not discharged or execution thereon or enforcement thereof stayed pending appeal, within thirty days after entry or issuance thereof, or, in the event of such a stay, such Judgment is not discharged within thirty days after such stay expires.

   9.7 Bankruptcy or Insolvency of the Borrowers.


       (a) Any Borrower becomes insolvent, or generally fails to pay, or is generally unable to pay, or admits in writing the inability to pay, his, her or its debts as they become due or applies for, consents to, or acquiesces in, the appointment of a trustee, receiver or other custodian for any Borrower or a substantial part of their property, or makes a general assignment for the benefit of creditors.


       (b) Any Borrower commences any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any state or federal bankruptcy or insolvency law, or any dissolution or liquidation proceeding.


       (c) Any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any state or federal bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is involuntarily commenced against or in respect of any Borrower or an order for relief is entered in any such proceeding.


       (d) A trustee, receiver, or other custodian is appointed for any Borrower or a substantial part of such Person's property.



                                   ARTICLE 10


                                    REMEDIES


     10.1 Acceleration; Setoff.


       (a) Automatically upon the occurrence of any Event of Default described in Section 9.7 of this Agreement, and at the option of the Lender Group upon the occurrence of any other Event of Default, the unpaid principal balance of the Swingline Loan, the Term Loans, the Remainder Loan all interest and fees accrued and unpaid thereon, and all other amounts and Obligations payable by the Borrowers under this Agreement and the other Loan Documents shall immediately become due and payable in full, all without protest, presentment, demand, or further notice of any kind to the Borrowers, all of which are expressly waived by the Borrowers;


       (b) If any of the Obligations shall be due and payable or any one or more Events of Default shall have occurred, the Lender Group shall have the right, in addition to all other rights and remedies available to it, without notice to the Borrowers, to apply toward and set-off against and apply to the then unpaid balance of the Notes and the other Obligations any items or funds held by the Lender Group, any and all deposits (whether general or special, time or demand, matured or unmatured, fixed or contingent, liquidated or unliquidated) now or hereafter maintained by any of the Borrowers for their own account with the Lender Group, and any other indebtedness at any time held or owing by the Lender Group to or for the credit or the account of the Borrowers. For such purpose the Lender Group shall have, and the Borrowers hereby grant to the Lender Group, a first lien on all such deposits. The Lender Group is hereby authorized to charge any such account or indebtedness for any amounts due to the Lender Group. Such right of set-off shall exist whether or not the Lender Group shall have made any demand under this Agreement, the Notes or any other Loan Document and whether or not the Notes or the other Obligations are matured or unmatured. The Borrowers hereby confirm the Lender Group's lien on such accounts and right of set-off, and nothing in this Agreement shall be deemed any waiver or prohibition of such lien and right of set-off.


     10.2 Further Remedies; Confession of Judgment.


       (a) Upon the occurrence of any one or more Events of Default, the Lender Group may proceed to protect and enforce its rights under this Agreement and the other Loan Documents by exercising such remedies as are available to the Lender Group in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any provision contained in this Agreement or any of the other Loan Documents or in aid of the exercise of any power granted in this Agreement or any of the other Loan Documents.

       (b) EACH BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS THE AGENT, ON BEHALF OF THE LENDER GROUP, BY ITS ATTORNEY, OR BY THE CLERK OR SIMILAR OFFICER OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR IN ANY JURISDICTION WHERE PERMITTED BY LAW, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, OR AT ANY TIME THEREAFTER, TO APPEAR FOR ANY BORROWER AND CONFESS AND ENTER JUDGMENT AGAINST IT OR ANY OF THEM IN FAVOR OF THE AGENT AND/OR THE LENDER GROUP IN ANY JURISDICTION IN WHICH ANY BORROWER OR ANY OF ITS PROPERTY IS LOCATED FOR THE AMOUNT OF ALL OBLIGATIONS, TOGETHER WITH COSTS OF SUIT AND WITH ACTUAL COLLECTION COSTS (INCLUDING REASONABLE ATTORNEYS'
    FEES), WITH OR WITHOUT DECLARATION, WITHOUT STAY OF EXECUTION AND WITH RELEASE OF ALL ERRORS AND THE RIGHT TO ISSUE EXECUTION FORTHWITH, AND FOR DOING SO THIS AGREEMENT OR A COPY VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. EACH BORROWER HEREBY WAIVES AND RELEASES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. THIS AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY THE EXERCISE THEREOF, AND SHALL CONTINUE UNTIL THE OBLIGATIONS ARE FULLY PAID, PERFORMED, DISCHARGED AND SATISFIED.

         BEING FULLY AWARE OF ITS RIGHTS TO PRIOR NOTICE AND HEARING ON THE VALIDITY OF ANY CLAIMS THAT MAY BE ASSERTED AGAINST THEM BY THE LENDER GROUP UNDER THIS AGREEMENT BEFORE JUDGMENT CAN BE ENTERED AND BEFORE ASSETS OF ANY BORROWER CAN BE GARNISHED AND ATTACHED, EACH BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO THE AGENT, ON BEHALF OF THE LENDER GROUP, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, OR AT ANY TIME THEREAFTER, ENTERING JUDGMENT AGAINST ANY BORROWER BY CONFESSION AND ATTACHING AND GARNISHING THE BANK ACCOUNTS AND OTHER ASSETS OF ANY BORROWER, WITHOUT PRIOR NOTICE OR OPPORTUNITY FOR A HEARING. EACH BORROWER ACKNOWLEDGES THAT IT HAS HAD THE ASSISTANCE OF LEGAL COUNSEL IN THE REVIEW AND EXECUTION OF THIS AGREEMENT AND FURTHER ACKNOWLEDGES THAT THE MEANING AND EFFECT OF THE FOREGOING PROVISIONS CONCERNING CONFESSION OF JUDGMENT HAVE BEEN FULLY EXPLAINED TO EACH BORROWER BY SUCH COUNSEL.

                                   ARTICLE 11


                                  MISCELLANEOUS

     11.1 Remedies Cumulative; No Waiver. The rights, powers and remedies of the Lender Group provided in this Agreement and the other Loan Documents are cumulative and not exclusive of any right, power or remedy provided by law or equity, and no failure or delay on the part of the Lender Group in the exercise of any right, power, or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy.

     11.2 Notices. Every notice and communication under this Agreement or any of the other Loan Documents shall be in writing and shall be given by either (i) hand-delivery, (ii) first class mail (postage prepaid), (iii) reliable overnight commercial courier (charges prepaid), or (iv) telecopy or other means of electronic transmission, if confirmed promptly by any of the methods specified in clauses (i), (ii) and (iii) of this sentence, to the following addresses:

     To the Borrowers:

      Condor Technology Solutions, Inc.
      Annapolis Office Plaza
      170 Jennifer Road, Suite 325
      Annapolis, MD 21401
      Attention: John McCabe, Esquire
      Telecopy: 410-266-6423 or 8400

     To the Lender Group:

      First Union National Bank
      One South Penn Square
      Widener Building, 4th Floor
      Philadelphia, PA 19107
      Attention: Jill W. Akre, Senior Vice President
      Telecopy: 215-973-8783

     With a copy to:

      Duane, Morris & Heckscher LLP
      One Liberty Place, 41st Floor
      Philadelphia, PA 19103
      Attention: John F. Horstmann, Esquire
      Telecopy: 215-979-1020

     Notice given by telecopy or other means of electronic transmission shall be deemed to have been given and received when sent. Notice by overnight courier shall be deemed to have been given and received on the date scheduled for delivery. Notice by mail shall be deemed to have been given and received three
(3) calendar days after the date first deposited in the United States Mail. Notice by hand delivery shall be deemed to have been given and received upon delivery. A party may change its address by giving written notice to the other party as specified herein.

     11.3 Costs, Expenses and Attorneys' Fees. Whether or not the transactions contemplated by this Agreement and the other Loan Documents are fully consummated, the Borrowers shall promptly pay (or reimburse, as the Lender Group may elect) all costs and expenses which the Lender Group has incurred or may hereafter incur in connection with the negotiation, preparation, reproduction, interpretation and enforcement of this Agreement and the other Loan Documents, the collection of all amounts due hereunder and thereunder, and any amendment, modification, consent or waiver which may be hereafter requested by the Borrowers or otherwise required. Such costs and expenses shall include, without limitation, the fees and disbursements of counsel to the Lender Group or any Lender, the costs of appraisal fees, searches of public records, costs of filing and recording documents with public offices, and similar costs and expenses incurred by the Lender Group. Upon the occurrence of an Event of Default, such costs shall also include the fees of any accountants, consultants or other professionals retained by the Lender Group. The Borrowers' reimbursement obligations under this Section shall survive any termination of this Agreement.

     11.4 Survival of Covenants. All covenants, agreements, representations and warranties made herein and in any certificates delivered pursuant hereto shall survive the execution and delivery of this Agreement and, subject to the provisions of 11.15 hereof, shall continue in full force and effect until all of the Obligations have been fully paid, performed, satisfied and discharged.

     11.5 Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. This Agreement shall be deemed to have been executed and delivered when the Lender Group has received counterparts hereof executed by all parties listed on the signature page(s) hereto.

     11.6 Headings. The headings of sections have been included herein for convenience only and shall not be considered in interpreting this Agreement.

     11.7 Payment Due On A Day Other Than A Business Day. If any payment due or action to be taken under this Agreement or any Loan Document falls due or is required to be taken on a day which is not a Business Day, such payment or action shall be made or taken on the next succeeding Business Day and such extended time shall be included in the computation of interest.

     11.8 Judicial Proceedings. Each party to this Agreement agrees that any suit, action or proceeding, whether claim or counterclaim, brought or instituted by any party hereto or any successor or assign of any party, on or with respect to this Agreement or any of the other Loan Documents or the dealings of the parties with respect hereto, or thereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. Further, each party waives any right it may have to claim or recover, in any such suit, action or proceeding, any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. EACH BORROWER ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND THAT THE LENDER GROUP WOULD NOT CONTINUE TO EXTEND CREDIT TO THE BORROWERS OR OTHERWISE ENTER THIS AGREEMENT IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS AGREEMENT.

     11.9 Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the Commonwealth of Pennsylvania.

     11.10 Integration. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

     11.11 Amendment and Waiver. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.

     11.12 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrowers and the Lender Group and their respective heirs, personal representatives, administrators, successors and assigns, provided, however, that the Borrowers may not assign their rights hereunder or any interest herein without the prior written consent of the Lender Group, and any such assignment or attempted assignment by any Borrower shall be void and of no effect with respect to the Lender Group.

     11.13 Severability of Provisions. Any provision in this Agreement that is held to be inoperative, unenforceable, voidable, or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void or invalid without affecting the remaining provisions, and to this end the provisions of this Agreement are declared to be severable.

     11.14 Joint and Several. All liabilities and obligations of the Borrowers hereunder shall be joint and several.

     11.15 Indemnification

       (a) If, after receipt of any payment of all or any part of the Obligations, any member of the Lender Group is compelled to surrender such payment to any Person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Agreement and the other Loan Documents shall continue in full force and effect, and the Borrowers shall be liable for, and shall indemnify, defend and hold harmless the Lender Group with respect to the full amount so surrendered.

       (b) The Borrowers shall indemnify, defend and hold harmless the Lender Group with respect to any and all claims, expenses, demands, losses, costs, fines or liabilities of any kind, including reasonable attorneys' fees and costs, arising from or in any way related to (i) acts or conduct of the Borrower under, pursuant to or related to this Agreement and the other Loan Documents, (ii) Borrowers' breach or violation of any representation, warranty, covenant or undertaking contained in this Agreement or the other Loan Documents, and (iii) Borrowers' failure to comply with any or all laws, statutes, ordinances, governmental rules, regulations or standards, whether federal, state, or local, or court or administrative orders or decrees, including without limitation those resulting from any Hazardous Materials or dangerous environmental condition within, on, from, related to or affecting any real property owned or occupied by the Borrowers, unless resulting from the acts or conduct of the Lender Group constituting gross negligence or willful misconduct.

       (c) The provisions of this section shall survive the termination of this Agreement and the other Loan Documents and shall be and remain effective notwithstanding the payment of the Obligations, the cancellation of any Note, the release of any Encumbrance securing the Obligations or any other action which the Lender Group may have taken in reliance upon its receipt of such payment. Any cancellation of any Note, release of any Encumbrance or other such action shall be deemed to have been conditioned upon any payment of the Obligations having become final and irrevocable.

       (d) The Borrowers shall indemnify the Collateral Agent, the Administrative Agent and the Lenders (and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, or which the Collateral Agent, the Administrative Agent or the Lenders may reasonably incur as a result of the execution, delivery or performance of the Collateral Documents, or as a result of the Collateral Agent's or the Administrative Agent's serving as such thereunder (including, without limitation, counsel fees and disbursements and environmental liabilities arising from or related to any of the properties described in the Collateral Documents), (ii) each Lender severally agrees to indemnify the Collateral Agent and the Administrative Agent, to the extent the Collateral Agent or the Administrative Agent shall not have been reimbursed by the Borrowers or any of them, ratably in accordance with the percentage which the outstanding principal amount of the Obligations held by it bears to the aggregate principal amount of the Obligations held by all Lenders (as to each Lender, its "Percentage Interest"), for any and all liabilities, Obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses which the Collateral Agent or the Administrative Agent may incur as a result of the execution, delivery or performance under the Collateral Documents or as a result of the Collateral Agent's or the Administrative Agent's serving as such thereunder.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their duly authorized officers on the date first above written.

                                        CONDOR TECHNOLOGY SOLUTIONS, INC.


                                        By: /s/ John F. McCabe
                                          -------------------------------------

                                          John F. McCabe, Vice President


                                        COMPUTER HARDWARE
                                        MAINTENANCE COMPANY, INC.


                                        By: /s/ John F. McCabe
                                          -------------------------------------

                                          John F. McCabe, Vice President

                                        DECISION SUPPORT TECHNOLOGY, INC.


                                        By: /s/ John F. McCabe
                                          -------------------------------------

                                          John F. McCabe, Vice President

                                        FEDERAL COMPUTER CORPORATION


                                        By: /s/ John F. McCabe
                                          -------------------------------------

                                          John F. McCabe, Vice President


                                        GLOBAL CORE STRATEGIES
                                        ACQUISITION, INC.


                                        By: /s/ John F. McCabe
                                          -------------------------------------

                                          John F. McCabe, Vice President


                                        INTERACTIVE SOFTWARE SYSTEMS
                                        INCORPORATED


                                        By: /s/ John F. McCabe
                                          -------------------------------------

                                          John F. McCabe, Vice President


                                        INVENTURE GROUP, INC.


                                        By: /s/ John F. McCabe
                                          -------------------------------------

                                          John F. McCabe, Vice President


                                        LINC SYSTEMS CORPORATION


                                        By: /s/ John F. McCabe
                                          -------------------------------------

                                          John F. McCabe, Vice President


                                        LOUDEN ASSOCIATES, INC.


                                        By: /s/ John F. McCabe
                                          -------------------------------------

                                          John F. McCabe, Vice President


                                        MANAGEMENT SUPPORT TECHNOLOGY CORP.


                                        By: /s/ John F. McCabe
                                          -------------------------------------

                                          John F. McCabe, Vice President

                                        MIS TECHNOLOGIES, INC.


                                        By: /s/ John F. McCabe
                                          -------------------------------------

                                          John F. McCabe, Vice President


                                        POWERCREW, INC.


                                        By: /s/ John F. McCabe
                                          -------------------------------------

                                          John F. McCabe, Vice President


                                        TITAN TECHNOLOGIES GROUP L.L.C.


                                        By: /s/ John F. McCabe
                                          -------------------------------------

                                          John F. McCabe, Vice President


                                        U.S. COMMUNICATIONS, INC.


                                        By: /s/ John F. McCabe
                                          -------------------------------------

                                          John F. McCabe, Vice President


                                        CORPORATE ACCESS, INC.


                                        By: /s/ John F. McCabe
                                          -------------------------------------

                                          John F. McCabe, Vice President


                                        CONDOR SYSTEM SOLUTIONS, INC.


                                        By: /s/ John F. McCabe
                                          -------------------------------------

                                          John F. McCabe, Vice President


                                        FIRST UNION NATIONAL BANK, as
                                        Collateral  Agent,  Administrative Agent
                                       and
                                        Issuing Lender


                                        By: /s/ Jill W. Akre
                                          -------------------------------------

                                        Name: Jill W. Akre
                                             ----------------------------------

                                        Title: Vice President
                                            -----------------------------------

                                        FIRST UNION NATIONAL BANK, as
                                        successor in interest to First Union
                                        Commercial Corporation, as Lender


                                        By: /s/ Jill W. Akre
                                          -------------------------------------

                                        Name: Jill W. Akre
                                             ----------------------------------

                                        Title: Vice President
                                            -----------------------------------

                                        ARK CLO 2000-1, LIMITED, as successor
                                        in  interest  to Fleet National Bank, as
                                        Lender
                                        By: Patriarch    Partners,    LLC    as
                                            Collateral
                                            Manager


                                        By: /s/ Lynn Tilton
                                           ------------------------------------

                                        Name: Lynn Tilton
                                             ----------------------------------

                                        Title: It's Authorized Signatory
                                            -----------------------------------

                                        CITIZENS BANK OF MASSACHUSETTS,
                                        successor  in  interest  to State Street
                                           Bank and
                                        Trust Company, as Lender


                                        By: /s/ David E. Brown
                                           ------------------------------------

                                        Name: David E. Brown
                                             ----------------------------------

                                        Title: Vice President
                                            -----------------------------------

                                        MELLON BANK, N.A., as Lender


                                        By: /s/ Green E. Dim
                                           ------------------------------------

                                        Name: Green E. Dim
                                             ----------------------------------

                                        Title: First Vice President
                                            -----------------------------------

                                 SCHEDULE "A"

     A. that certain Credit Agreement dated as of April 16, 1999 by and among the Borrowers, the Lenders (including First Union National Bank, as Lender) referred to therein and the Agent;


     B. that certain Collateral Agreement dated as of April 16, 1999, by the Borrowers, as Grantors, in favor of the Agent, as reaffirmed by those certain Reaffirmations of Collateral Agreement dated as of August 27, 1999, November 15, 1999, and March 1, 2000, respectively, each by the Borrowers in favor of the Agent;


     C. that certain Assignment of Tax Refunds dated as of August 27, 1999, by Condor Technology Solutions, Inc. in favor of the Agent;


     D. those certain Assignments of U.S. Contract and Monies Due Or To Become Due Under U.S. Contract dated as of August 27, 1999, by Federal Computer Corporation and Louden Associates, Inc., each in favor of the Agent;


     E. that certain Collateral Assignment of Asset Purchase Agreement dated as of July 14, 2000, by and between Interactive Software Systems, Inc. and the Agent;


     F. that certain Subordination Agreement dated as of September 30, 1999, by and between Ingram Micro, Inc. and the Agent;


     G. those certain Account Pledge Agreements by and among various Borrowers, the banks party thereto, and the Agent;


     H. that certain Subordination Agreement dated as of September , 1999, by and between Merisel, Inc. and the Agent;


     I. those certain Revolving Credit Notes each dated April 16, 1999, executed by the Borrowers in favor of each of the Lenders, as amended by those certain Allonges to Revolving Note each dated as of August 27, 1999, executed by the Borrowers in favor of each of the Lenders, as amended by those certain Second Allonges to Revolving Note each dated as of November 15, 1999, executed by the Borrowers in favor of each of the Lenders, and as further amended by those certain Second Allonges to Revolving Note each dated as of March 1, 2000, executed by the Borrowers in favor of each of the Lenders;


     J. that certain Swingline Note dated April 16, 1999, by the Borrowers in favor of First Union Commercial Corporation;


     K. that certain Term Note dated April 16, 1999, by the Borrowers in favor of First Union National Bank;


     L. the following Letters of Credit issued by the Issuing Lender:


       (1) irrevocable standby letter of credit number S151471 issued by First Union National Bank for the benefit of IBM Credit Corporation for the account of Computer Hardware Maintenance Company in the maximum amount of Four Million Five Hundred Dollars ($4,500,000);


       (2) irrevocable standby letter of credit number S157040 issued by First Union National Bank for the benefit of IBM Credit Corporation for the account of Computer Hardware Maintenance Company in the maximum amount of Four Hundred and Fifty Thousand Dollars ($450,000);


       (3) irrevocable standby letter of credit number S163235 issued by First Union National Bank for the benefit of Equity Office Properties Trust for the account of Global Core Strategies, Inc. in the maximum amount of Twenty-Five Thousand Dollars ($25,000); and

       (4) irrevocable standby letter of credit number S161128 issued by First Union National Bank for the benefit of Alpieri Parkway Associates for the account of Titan Technologies Group, LLC in the maximum amount of Eighty-Two Thousand Seventy-Two Dollars ($82,072);

     M. various Uniform Commercial Code financing statements, corporate authorization documents, and other loan and security documents executed by any one or more of the Borrowers in connection with the Facilities prior to the Closing Date and delivered to any one or more of the Lenders prior to the Closing Date;

     N. that certain Forbearance Letter Agreement dated as of July 23, 1999, as amended; and

     O. any other documents related to any of the foregoing executed by any one or more of the Borrowers in connection with the Facilities prior to the Closing Date and/or otherwise delivered to any one or more of the Lenders prior to the Closing Date.

                                                                     APPENDIX B


                              SETTLEMENT AGREEMENT

     This Settlement and Release Agreement ("Agreement") is made effective this 27 day of September, 2001, by and among Condor Technology Solutions, Inc., a Delaware corporation, ("Condor" or the "Company"), Michael Louden, an individual ("Louden") and Marbury Manor LLC, a Maryland limited liability company ("Marbury").



                                     RECITAL

     WHEREAS, Condor, Louden Associates, Inc., a Maryland corporation ("LAI"), and Louden are parties to a Stock Purchase Agreement, dated June 30, 1998, as amended by a First Amendment dated December 31, 1998, and a Second Amendment, dated September 22, 1999 (the "Purchase Agreement"); and

     WHEREAS, the parties desire to equitably resolve a dispute regarding the Contingent Consideration payable under the Purchase Agreement (the "Contingent Consideration"); and

     WHEREAS, pursuant to the Purchase Agreement, Louden assigned all of his interest in the Contingent Consideration to Marbury and Louden holds a majority beneficial interest in Marbury; and

     WHEREAS, Condor desires to effect a recapitalization of its Common Stock, par value $.01 per share (the "Common Stock"), including a reverse stock split, as part of a debt and equity restructuring plan (the "Recapitalization") with its lender group under the Amended, Restated and Consolidated Credit Agreement, dated as of August 24, 2001, by and among First Union National Bank and other lenders (the "Lender Group"), subject to the approval of stockholders of Condor; and

     WHEREAS, Marbury and Louden, in consideration for the payment set forth herein, desire to settle any and all claims that exist or might exist between them and Condor in an amicable fashion and to put to rest all controversy and to avoid the expense, inconvenience, distraction, uncertainties, and delay of litigation and to terminate all obligations under any agreements between them; and

     WHEREAS, the parties desire to definitize and execute a settlement agreement resolving all disputes and potential disputes and the parties have reached agreement upon the terms of this settlement; NOW, THEREFORE, the parties hereto, wishing to confirm their settlement, hereby agree as follows:

   1. Stock Issuance. Condor shall, upon the approval by Condor's stockholders of the proposed Recapitalization and the closing of the proposed debt and equity restructuring with the Lender Group, issue to Marbury shares of Common Stock (post-reverse stock split) representing, in the aggregate, eight (8%) of the outstanding shares of Condor on a pro forma basis (the "Pro Forma Outstanding Shares"). "Pro Forma Outstanding Shares" shall mean and refer to the sum of the following: (i) outstanding shares of Common Stock immediately following the Recapitalization, including the reverse stock split, (ii) shares of Common Stock issued to a Trust or other designee of the Lender Group following the Recapitalization, (iii) shares of Common Stock issued or reserved for issuance, following or as part of the Recapitalization, to such Condor creditors holding contingent obligations of Condor and earnout price rights or claims arising under or related to purchase agreements involving company or business acquisitions by Condor (the "Earnout Creditors") in full satisfaction of any rights, claims, entitlements or interests in or to property or shares of Condor by virtue of their status as Earnout Creditors, whether earned or to be earned in the future (including all shares issued by Condor after the Recapitalization in satisfaction of or exchange for Contingent Purchase Obligations to Marbury, Howard Schapiro and former stockholders of Federal Computer Corporation, known as the FCC/Hartland Group), and (iv) shares of Common Stock reserved for issuance under management and employee incentive plans approved by the Board of Directors of Condor (i.e., shares issueable upon the exercise of outstanding Condor stock options). Marbury acknowledges and agrees that following the Recapitalization and issuance of shares as set forth in this Agreement, its percentage ownership of Condor may later decrease as a result of further issuances of the Company's securities, including, but not limited to, pursuant to a public or private offering, an employee stock purchase plan, the issuance of one or more series of preferred stock, or another recapitalization.

   2. Promissory Notes. Condor shall, upon the approvals set forth in paragraph numbered 1 of this Agreement, issue to Marbury, unsecured promissory notes (the "Notes") of Condor in the amounts of One Million Eight-Hundred Seventy Thousand Dollars ($1,870,000) ("Note 1") and One Million Five-Hundred Thousand Dollars ($1,500,000) ("Note 2"), respectively. Further:

       NOTE 1

       (a) Principal and Repayment. Unless previously paid through payments to Marbury under Section 3 of this Agreement, Condor shall pay all of the principal of Note 1, in the amount of One Million Eight-Hundred Seventy Thousand Dollars ($1,870,000) as follows: (i) $31,230 shall be due and payable on September 30, 2001, and December 31, 2001;
            (ii) $49,931 shall be due and payable on the last business day of each calendar quarter (i.e., March 31, June 30, September 30 and December 31), beginning on March 31, 2002, and continuing until December 31, 2002; (iii) $65,453 shall be due and payable on the last day of each calendar quarter beginning on March 31, 2003, and continuing until December 31, 2004; and (iv) a final installment consisting of the entire remaining principal balance, and all accrued and unpaid interest thereon, shall be due and payable on April 1, 2005.

       (b) Interest Rate. Unless previously paid through payments to Marbury under Section 3 of this Agreement, interest shall accrue on the outstanding principal of Note 1 at an annual rate equal to the prime rate, as determined from time to time by First Union National Bank, plus one-half of one percent (.50%) and shall be payable on the last business day of each calendar quarter.

       NOTE 2

       (a) Principal and Repayment. Unless previously paid through payments to Marbury under Section 3 of this Agreement, the entire principal amount of Note 2, in the amount of One Million Five-Hundred Dollars ($1,500,000), and all accrued and unpaid interest thereon, shall be due and payable on April 1, 2005.

       (b) Interest Rate. Unless previously paid through payments to Marbury under Section 3 of this Agreement, commencing March 1, 2003, interest shall accrue on the outstanding principal of Note 2 at an annual rate equal to fifteen percent (15%) and shall be payable on the last business day of each calendar quarter, commencing on June 30, 2003.

       Condor will pay Marbury principal and accrued interest on the Notes from the ten percent (10%) of revenue under the VA call center contract, as described in Section 3, below, both before and after the date of this Agreement, as long as Condor is not in default on quarterly interest and principal payments on senior notes due to Condor's Lender Group. The Notes will accelerate and become due upon any change in control of Condor or the sale of all or substantially all of Condor's assets, following the Recapitalization, any filing of a petition for voluntary or involuntary bankruptcy with respect to Condor or upon any declaration of default or upon the exercise of any foreclosure remedies by one or more of the Lender Group due to an event of default under the senior notes or junior notes, or any financing of the obligations under the senior notes or junior notes.

   3. Earn-Out Payments for Marbury. Condor will pay to Marbury ten percent of the revenues generated from the VA call center contract, or any extension, renewal or successor VA call center contract (the "VA Call Center Contract"), on a monthly basis commencing April 2001, with payments due on the 15th of the following month or the first business day thereafter. All such payments will be applied against interest and principal first on Note 1, second on Note 2, and third (if any) to repurchase common stock of the Company held by Marbury at the then fair market price. Condor shall have an option to purchase and Marbury shall have an option to sell shares of Condor Common Stock held by Marbury, following the payment in full of interest and principal on Notes 1 and 2, from the ten percent of revenues generated from the VA Call Center Contract. Payments applied to then due principal and interest payments on Note 1 and Note 2 held by Marbury shall be unconditional, and be made notwithstanding any events of default occurring under the senior secured notes or junior unsecured notes, or any termination of Louden's employment with the Company. Upon payment of the principal and interest on Notes 1 and 2, and the purchase of shares of Condor Common Stock held by Marbury, the obligations of Condor under this
      Section 3, shall cease.

   4. Repurchase of Common Stock. Condor will purchase shares of the Company's Common Stock held by Marbury, up to 600,000 shares, at a 20% discount to the last bid price on the date of execution of this Agreement, within ten
      (10) days of the date of full execution of this Agreement.

   5. General Release. Marbury, on behalf of itself and its successors, and assigns, and Louden, on behalf of himself and his heirs, executors, administrators, successors and assigns and all others claiming through or under them, hereby release, acquit, remise and forever discharge Condor and LAI and their past and present principals, officers, directors, shareholders, representatives, employees, attorneys, predecessors, successors and assigns, and all others who might have been liable on any of the claims Marbury or Louden asserted, or may assert in connection with the Purchase Agreement, including, but not limited to, its contingent consideration provisions, and from any and all actions, causes of action, claims, suits, demands, rights, damages, costs, attorneys' fees, payments, expenses, accounts, debts, claims that are asserted or that could have been asserted and any and all other claims or liabilities of any kind or nature whatsoever, either in law or in equity, whether known or unknown, foreseen or unforeseen, matured or unmatured, accrued or unaccrued, direct or indirect, which Marbury or Louden ever had, now have, or can, shall or may have against Condor, either alone or in combination with others, from the beginning of the world to the date of this general release, including, but not limited to, the contingent consideration provisions of the Purchase Agreement, effective upon the issuance of the shares and promissory notes referred to in paragraphs 1 and 2 of this Agreement, respectively, to the Marbury.

   6. Governing Law. This Agreement is to be construed under and governed by the laws of the State of Maryland.

   7. Warranties of Power and Authority. All signatories to this Agreement warrant and represent (a) that they have received the advice of independent counsel of their own choosing in connection with the preparation and execution of this Agreement and the mutual general releases contained herein; (b) that they have carefully read the terms of this Agreement and the general release contained herein and know the contents of this Agreement and the general release contained herein; (c) that they fully understand the meaning and effect of the terms of this Agreement and the mutual general releases contained herein; (d) that the entry into and execution of this Agreement and the mutual general releases contained herein is of their own free and voluntary act and deed, without compulsion of any kind; (e) that they are not relying upon any statement or representation of any person hereby released, or any legal counsel other than their own personal counsel, and that no promise or inducement that is not herein expressed has been made to them, and (f) that by signing below, they warrant and represent that they have full competency, power and authority to bind themselves in accordance with the terms of this Agreement.

   8. Binding on Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, each of the parties hereto, and their respective heirs, executors, successors and assigns.

   9. Counterparts. This Agreement shall be valid if executed in counterparts, and a copy of any signatory's signature shall be as binding and effective as the original thereof.

   10. Complete Agreement. This Settlement Agreement represents the complete and sole understanding between the parties as to the subject matter hereof. No other promises or agreements shall be binding or shall modify this Agreement unless hereafter signed by the parties hereto with the unequivocally stated intent to modify this Agreement.

     IN WITNESS WHEREOF, the parties hereto, expressly intending to be legally bound hereby, acknowledge that they have executed this Agreement.



ATTEST:                                CONDOR TECHNOLOGY SOLUTIONS, INC.
/s/ Dina Chatwin                       By: /s/ J. L. Huitt, Jr.
---------------------------------      --------------------------------------
ATTEST:                                MARBURY MANOR, LLC
/s/Dina Chatwin                        By: /s/ Michael Louden
---------------------------------      --------------------------------------
                                       Michael Louden, President
WITNESS:
/s/ Dina Chatwin                       /s/ Michael Louden
---------------------------------      ------------------------------------------
                                       Michael Louden

                                                                      APPENDIX C


                              SETTLEMENT AGREEMENT

     This Settlement and Release Agreement ("Agreement") is made effective this 2nd day of November, 2001, by and among Condor Technology Solutions, Inc., a Delaware corporation, ("Condor") and Howard Schapiro, an individual (hereinafter referred to as the "Releasor").



                                     RECITAL

     WHEREAS, Condor, InVenture Group, Inc. (the "Company") and Releasor are parties to an Agreement and Plan of Reorganization, dated October 1, 1997, as amended in February 1999 (the "Purchase Agreement"); and

     WHEREAS, the parties desire to restructure the obligations of Condor to Releasor; and

     WHEREAS, Condor has not made any claim against Releasor and is not aware of any claim or potential claim by Condor against Releasor; and

     WHEREAS, Condor is not a party to any agreement with respect to the resolution of the claim for earnout consideration payable to former stockholders of Federal Computer Corporation and assignees of any of their interests (the "FCC/Hartland Group"); and

     WHEREAS, Condor desires to effect a recapitalization of its Common Stock, par value $.01 per share (the "Common Stock"), including a reverse stock split, as part of a debt and equity restructuring plan (the "Recapitalization") with its lender group under the Amended, Restated and Consolidated Credit Agreement, dated as of August 24, 2001, by and among First Union National Bank and other lenders (the "Lender Group"), subject to the approval of stockholders of Condor; and

     WHEREAS, Releasor, in consideration for the payment set forth herein, desires to settle any and all claims that exist or might exist between Releasor and Condor in an amicable fashion and to put to rest all controversy and to avoid the expense, inconvenience, distraction, uncertainties, and delay of litigation and to terminate all obligations under any agreements between them; and

     WHEREAS, the parties desire to definitize and execute a settlement agreement resolving all disputes and potential disputes and the parties have reached agreement upon the terms of this settlement;

     NOW, THEREFORE, the parties hereto, wishing to confirm their settlement, hereby agree as follows:

   1. Stock Issuance. Condor shall, upon the approval by Condor's stockholders of the proposed Recapitalization and the closing of the proposed debt and equity restructuring with the Lender Group, issue to Releasor shares of Common Stock (post-reverse stock split) representing, in the aggregate, one and one-half percent (1.5%) of the outstanding shares of Condor on a pro forma basis (the "Pro Forma Outstanding Shares"). "Pro Forma Outstanding Shares" shall mean and refer to the sum of the following: (i) outstanding shares of Common Stock immediately following the Recapitalization, including the reverse stock split, (ii) shares of Common Stock issued to a Trust or other designee of the Lender Group following the Recapitalization, (iii) shares of Common Stock issued or reserved for issuance, following or as part of the Recapitalization, to such Condor creditors holding contingent obligations of Condor and earnout price rights or claims arising under or related to purchase agreements involving company or business acquisitions by Condor (the "Earnout Creditors") in full satisfaction of any rights, claims, entitlements or interests in or to property or shares of Condor by virtue of their status as Earnout Creditors, whether earned or to be earned in the future, and (iv) shares of Common Stock reserved for issuance under management and employee incentive plans approved by the Board of Directors of Condor (i.e, shares issuable upon the exercise of outstanding Condor stock options). The Releasor acknowledges and agrees that following the Recapitalization and issuance of shares as set forth in this Agreement, its percentage ownership of Condor may later decrease as a result of further issuances of the Company's securities, including, but not limited to, pursuant to a public or private offering, an employee stock purchase plan, the issuance of one or more series of preferred stock, or another recapitalization.

   2. Promissory Notes. Condor shall, upon the approvals set forth in paragraph numbered 1 of this Agreement, issue to Releasor, unsecured promissory notes (the "Notes") of Condor in the amounts of Three Hundred Ninety Thousand Dollars ($390,000) ("Note 1") and Three Hundred Ten Thousand Dollars ($310,000) ("Note 2"), respectively. Further:


      NOTE 1

      (a)  Principal and Repayment. Condor shall pay all of the principal of
           Note 1, in the amount of Three Hundred Ninety Thousand Dollars ($390,000) as follows: (i) $50,000 shall be due and payable as of the execution of this Agreement and $6,506 shall be due and payable on December 31, 2001; (ii) $10,402 shall be due and payable on the last business day of each calendar quarter (i.e., March 31, June 30, September 30 and December 31), beginning on March 31, 2002, and continuing until December 31, 2002; (iii) $13,636 shall be due and payable on the last day of each calendar quarter beginning on March 31, 2003, and continuing until December 31, 2004; and (iv) a final installment consisting of the entire remaining principal balance, and all accrued and unpaid interest thereon, shall be due and payable on April 1, 2005.

      (b)  Interest Rate. Interest shall accrue on the outstanding principal of
           Note 1 at an annual rate equal to the prime rate, as determined from time to time by First Union National Bank, plus one-half of one percent (0.50%) and shall be payable on the last business day of each calendar quarter.


      NOTE 2

      (a) Principal and Repayment. The entire principal amount of Note 2, in the amount of Three Hundred Ten Thousand Dollars ($310,000), and all accrued and unpaid interest thereon, shall be due and payable on April 1, 2005.

      (b) Interest Rate. Commencing March 1, 2003, interest shall accrue on the outstanding principal of Note 2 at an annual rate equal to fifteen percent (15%) and shall be payable on the last business day of each calendar quarter, commencing on June 30, 2003.
      The Notes will accelerate and become due upon any change in control of Condor or the sale of all or substantially all of Condor's assets following the Recapitalization, or upon the exercise of any foreclosure remedies by one or more of the Lender Group due to an event of default under the senior notes. In other respects the Notes shall be substantially in the form attached hereto as Exhibit A and Exhibit B.

   3. General Release. Releasor, on behalf of himself and his heirs, executors, administrators, successors and assigns and all others claiming through or under him, hereby releases, acquits, remises and forever discharges Condor and the Company and their past and present principals, officers, directors, shareholders, representatives, employees, attorneys, predecessors, successors and assigns, and all others who might have been liable on any of the claims Releasor asserted, or may assert in connection with the Purchase Agreement, including, but not limited to, its contingent consideration provisions, and from any and all actions, causes of action, claims, suits, demands, rights, damages, costs, attorneys' fees, payments, expenses, accounts, debts, claims that are asserted or that could have been asserted and any and all other claims or liabilities of any kind or nature whatsoever, either in law or in equity, whether known or unknown, foreseen or unforeseen, matured or unmatured, accrued or unaccrued, direct or indirect, which Releasor ever had, now have, or can, shall or may have against Condor, either alone or in combination with others, from the beginning of the world to the date of this general release, including, but not limited to, the contingent consideration provisions of the Purchase Agreement, effective upon the issuance of the shares and promissory notes referred to in paragraphs 1 and 2 of this Agreement, respectively, to the Releasor.

   4. Governing Law. This Agreement is to be construed under and governed by the laws of the State of Maryland.

   5. Warranties of Power and Authority. All signatories to this Agreement warrant and represent (a) that they have received the advice of independent counsel of their own choosing in connection with the preparation and execution of this Agreement and the mutual general releases contained herein; (b) that they have carefully read the terms of this Agreement and the general release contained herein and know the contents of this Agreement and the general release contained herein; (c) that they fully understand the meaning and effect of the terms of this Agreement and the mutual general releases contained herein; (d) that the entry into and execution of this Agreement and the mutual general releases contained herein is of their own free and voluntary act and deed, without compulsion of any kind; (e) that they are not relying upon any statement or representation of any person hereby released, or any legal counsel other than their own personal counsel, and that no promise or inducement that is not herein expressed has been made to them, and (f) that by signing below, they warrant and represent that they have full competency, power and authority to bind themselves in accordance with the terms of this Agreement.

   6. Binding on Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, each of the parties hereto, and their respective heirs, executors, successors and assigns.

   7. Counterparts. This Agreement shall be valid if executed in counterparts, and a copy of any signatory's signature shall be as binding and effective as the original thereof.

   8. Provision for Amendment. Notwithstanding any other provision of this Agreement, the parties acknowledge and agree that, if Condor is now or within six months from the date hereof becomes party to any agreement with the FCC/Hartland Group (the "FCC/Hartland Agreement") the terms which are more favorable to the FCC/Hartland Group than the terms of this Agreement, the parties hereto shall amend this Agreement to provide Releasor with terms that are on a proportional basis no less favorable than the terms provided to the FCC/Hartland Group under the FCC/Hartland Agreement. Within three business days after the execution of any FCC/Hartland Agreement, Condor shall provide Releasor with a copy of any FCC/Harland Agreement.

   9. Complete Agreement. This Settlement Agreement represents the complete and sole understanding between the parties as to the subject matter hereof. No other promises or agreements shall be binding or shall modify this Agreement unless hereafter signed by the parties hereto with the unequivocally stated intent to modify this Agreement.

     IN WITNESS WHEREOF, the parties hereto, expressly intending to be legally bound hereby, acknowledge that they have executed this Agreement.






ATTEST:                          CONDOR TECHNOLOGY SOLUTIONS, INC.

---------------------------      By  /s/ John F. McCabe
                                 -------------------------------------

WITNESS:
---------------------------      By  /s/ Howard Schapiro
                                 -------------------------------------
                                 Howard Schapiro

                                                                       EXHIBIT A


                       CONDOR TECHNOLOGY SOLUTIONS, INC.


                                 PROMISSORY NOTE


$390,000.00                           November 5, 2001

     FOR VALUE RECEIVED, Condor Technology Solutions, Inc., a Delaware corporation (the "Company"), 351 W. Camden Street, Baltimore, Maryland, 8th Floor, promises to pay to the order of Howard Schapiro, the principal amount of Three Hundred Ninety Thousand Dollars ($390,000) in cash, with interest on the outstanding principal at an annual rate equal to the prime rate, as determined from time to time by First Union National Bank, plus one-half of one percent (0.50%), payable on the last business day of each calendar quarter.

     The principal of this Promissory Note shall be payable as follows: (i) $50,000 shall be due and payable as of the date of this Promissory Note, and $6,506 shall be due and payable on December 31, 2001; (ii) $10,402 shall be due and payable on the last business day of each calendar quarter (i.e., March 31, June 30, September 30 and December 31), beginning on March 31, 2002, and continuing until December 31, 2002; (iii) $13,636 shall be due and payable on the last day of each calendar quarter beginning on March 31, 2003, and continuing until December 31, 2004; and (iv) a final installment consisting of the entire remaining principal balance, and all accrued and unpaid interest thereon, shall be due and payable on April 1, 2005.

     In the event that the Company shall have a "Change of Control" as that term is defined below, then the full amount of principal and accrued interest of this Promissory Note shall become immediately due and payable. A Change of Control shall be deemed to occur in the event that, following consummation of the Company's debt and equity restructuring plan (the "Restructuring") under the Amended, Restated and Consolidated Credit Agreement, dated as of August 24, 2001, by and among First Union National Bank and other lenders (the "Lender Group"), there shall be consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's capital stock are converted into cash, securities or other property, other than a consolidation or merger of the Company in which the holders of the Company's voting stock immediately before to the consolidation or merger shall, upon consummation of the consolidation or merger, own at least 50% of the voting stock of the surviving corporation, or any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company.

     In the event that Company shall default in the payment of either principal or interest on this Promissory Note, become bankrupt or be the subject of a proceeding for insolvency, or related proceeding while any part of this indebtedness remains unpaid, or upon any declaration of default or upon the exercise of any foreclosure remedies by one or more of the Lender Group due to an event of default under the senior notes or junior notes due to the Lender Group, or any financing of the obligations under the senior notes or junior notes due to the Lender Group, then the full amount of principal and interest of this Promissory Note shall become immediately due and payable.

     This Promissory Note may be prepaid in whole or in part at any time without penalty or premium.

     Company expressly waives any notices, demands for payments, presentations for payment, notices of intention to accelerate the maturity, protests, and notices of protest as to this Promissory Note and as to the payment hereof.

     This Promissory Note shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflict of law provisions.




ATTEST:                          CONDOR TECHNOLOGY SOLUTIONS, INC.

---------------------------      By  /s/ John F. McCabe
                                 -------------------------------------
                                 John F. McCabe
                                 Vice President and General Counsel

                                                                       EXHIBIT B


                       CONDOR TECHNOLOGY SOLUTIONS, INC.


                                 PROMISSORY NOTE

$310,000.00                           November 5, 2001

     FOR VALUE RECEIVED, Condor Technology Solutions, Inc., a Delaware corporation (the "Company"), 351 W. Camden Street, Baltimore, Maryland, 8th Floor, promises to pay to the order of Howard Schapiro, the principal amount of Three Hundred Ten Thousand Dollars ($310,000) in cash, with interest on the outstanding principal at an annual rate of Fifteen Percent (15%) commencing March 1, 2003. Interest shall be payable on the last business day of each calendar quarter, commencing on June 30, 2003, and both principal and all accrued and unpaid interest thereon, shall be due and payable on April 1, 2005.


     In the event that the Company shall have a "Change of Control" as that term is defined below, then the full amount of principal and accrued interest of this Promissory Note shall become immediately due and payable. A Change of Control shall be deemed to occur in the event that, following consummation of the Company's debt and equity restructuring plan (the "Restructuring") under the Amended, Restated and Consolidated Credit Agreement, dated as of August 24, 2001, by and among First Union National Bank and other lenders (the "Lender Group"), there shall be consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's capital stock are converted into cash, securities or other property, other than a consolidation or merger of the Company in which the holders of the Company's voting stock immediately before to the consolidation or merger shall, upon consummation of the consolidation or merger, own at least 50% of the voting stock of the surviving corporation, or any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company.

     In the event that Company shall default in the payment of either principal or interest on this Promissory Note, become bankrupt or be the subject of a proceeding for insolvency, or related proceeding while any part of this indebtedness remains unpaid, or upon any declaration of default or upon the exercise of any foreclosure remedies by one or more of the Lender Group due to an event of default under the senior notes or junior notes due to the Lender Group, or any financing of the obligations under the senior notes or junior notes due to the Lender Group, then the full amount of principal and interest of this Promissory Note shall become immediately due and payable.

     This Promissory Note may be prepaid in whole or in part at any time without penalty or premium.

     Company expressly waives any notices, demands for payments, presentations for payment, notices of intention to accelerate the maturity, protests, and notices of protest as to this Promissory Note and as to the payment hereof.

     This Promissory Note shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflict of law provisions.




ATTEST:                          CONDOR TECHNOLOGY SOLUTIONS, INC.

---------------------------      By  /s/ John F. McCabe
                                 -------------------------------------
                                 John F. McCabe
                                 Vice President and General Counsel

                                                                     APPENDIX D


                            CERTIFICATE OF AMENDMENT
                                       OF
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                       CONDOR TECHNOLOGY SOLUTIONS, INC.

     Condor   Technology   Solutions,   Inc.,   a   Delaware   corporation  (the
"Corporation"), hereby certifies as follows:

     FIRST: The first paragraph of Article Fourth of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended to read as follows:

       "The total number of shares of all classes of stock which the Corporation shall have the authority to issue is fifty million (50,000,000) shares, of which one million (1,000,000) shares, designated as Preferred Stock, shall have a par value of one cent ($0.01) per share (the "Preferred Stock"), and forty-nine million (49,000,000) shares, designated as Common Stock, shall have a par value of one cent ($0.01) per share (the "Common Stock"). Upon filing of this Certificate of Amendment with the Secretary of State of the State of Delaware (the "Effective Date"), every two shares of Common Stock outstanding immediately prior to the Effective Date (the "Old Common Stock") shall be automatically reclassified and continue (the "Reverse Stock Split"), without any action on the part of the holder thereof, as one share of Common Stock, par value of one cent ($0.01) per share (the "New Common Stock"). The Company shall not issue fractional shares on account of this Reverse Stock Split. The Company will round such fractional shares up to the nearest whole number of shares."

     SECOND: This Certificate of amendment of Amended and Restated Certificate of Incorporation was duly adopted by the requisite vote of the Board of Directors and by the vote of the holders of a majority of the outstanding shares of the Corporation entitled to vote thereon in accordance with Section 242 of the Delaware General Corporation Law.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Amended and Restated Certificate of Incorporation on behalf of the Corporation and does verify and affirm, under penalty of perjury, that this Certificate of Amendment of Amended and Restated Certificate of Incorporation is the act and deed of the Corporation and that the facts stated herein are true as of this ____ day of December, 2001.

                                        CONDOR TECHNOLOGY SOLUTIONS, INC.



                                       By:
                                            -----------------------------------

                                            Name: J. L. Huitt, Jr.
                                            Title: President

                                                                     APPENDIX E



                       CONDOR TECHNOLOGY SOLUTIONS, INC.
                             AUDIT COMMITTEE CHARTER


ORGANIZATION

This charter governs the operations of the Audit Committee. The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors. The Committee shall be appointed by the Board of Directors and shall comprise at least three directors, each of whom are independent of management and the Company. All Committee members shall be financially literate, (or shall become financially literate within a reasonable period of time after appointment to the Committee,) and at least one member shall have accounting or related financial management expertise.

A majority of the Audit Committee shall constitute a quorum, and the action of a majority of members of the Audit Committee present at any meeting at which a quorum is present, or acts unanimously adopted in writing without holding of a meeting, shall be acts of the Committee. The Committee shall decide what reports of its meetings, actions and recommendations are to be made to the Board of Directors, and shall make such reports. The Audit Committee shall meet at any time and from time to time, as determined in its discretion. The Audit Committee may ask members of management or others to attend any meeting and provide pertinent information as necessary.


STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.


RESPONSIBILITIES AND PROCESSES

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

o The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the

  Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholders' approval.

o The Committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing. Also, the Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet with the independent auditors, with and without management present, to discuss the results of their examinations.

o The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chairperson of the Committee may represent the entire Committee for the purposes of this review.

o The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

The Audit Committee may take any action that the full Board of Directors might take with respect to:

o Reports requiring approval by the Board of Directors before submission to the SEC or other government agencies.

o  The Company's accounting policies and policy decisions.

o Reports from management and the independent accountant assessing the impact of significant regulatory changes and accounting or reporting developments proposed by the Financial Accounting Standards Board or the SEC, or any other significant developments that may have an impact on matters within the scope of the Board of Directors' or Audit Committee's authority.

PROXY CARD
                       CONDOR TECHNOLOGY SOLUTIONS, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints J. L. Huitt, Jr. and John F. McCabe (the "Proxy Committee") or any of them as proxies, with full power of substitution, to vote as directed all Shares of Condor Technology Solutions, Inc. the undersigned is entitled to vote at the 2001 Annual Meeting of Stockholders of Condor Technology Solutions, Inc. to be held at the Fairview Park Marriott in Falls Church, Virginia on December 19, 2001, at 10:00 a.m. THIS PROXY AUTHORIZES EACH OF THEM TO VOTE AT HIS DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. IF THIS CARD CONTAINS NO SPECIFIC VOTING INSTRUCTIONS, MY (OUR) SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

[X]  Please mark your votes as in this example.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of the Class I director and FOR proposals 2, 3 and 4.

The Board of Directors recommends a vote FOR election of director and FOR proposals 2, 3 and 4.

   1. Election of Peter T. Garahan as Class I Director for a three-year term ending at the annual meeting in 2004

                     [ ] FOR              [ ] WITHHELD

     To withhold authority to vote for the nominee, write that nominee's name on the line below:


    ----------------------------------------------------------------------------

     2. Approval of a Restructuring of the Company's debt


                     [ ] FOR    [ ] AGAINST     [ ] ABSTAIN

     3. Approval of a Reverse Stock Split of the Company's Common Stock

                     [ ] FOR    [ ] AGAINST     [ ] ABSTAIN

     4. Ratification of Appointment of Independent Accountants

                     [ ] FOR    [ ] AGAINST     [ ] ABSTAIN

The signer(s) hereby revokes all proxies heretofore given by the signer(s) to vote at said meeting or any adjournments thereof.





                                           ---------------------------------
                                                       SIGNATURE(S):

                                           ---------------------------------
                                                      DATE

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.